AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 16, 2005

                                                                        33-80057
                                                      REGISTRATION NOS. 811-9140

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933
                           PRE-EFFECTIVE AMENDMENT NO.

                         POST-EFFECTIVE AMENDMENT NO. 23

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                         INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 25

                        (CHECK APPROPRIATE BOX OR BOXES.)

                               ------------------

                       PHOENIX INSTITUTIONAL MUTUAL FUNDS
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               ------------------

                     101 MUNSON STREET, GREENFIELD, MA 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (800) 814-1897
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               ------------------

                        COUNSEL AND CHIEF LEGAL OFFICER:

                               KEVIN J. CARR, ESQ.

                                     COUNSEL
                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056

                               ------------------


                               JOHN H. BEERS, ESQ.
                          VICE PRESIDENT AND SECRETARY

                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (Name and Address of Agent for Service)

                               ------------------

     It is proposed that this filing will become effective (check appropriate box)
     [ ] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)

     [ ] 60 days after filing pursuant to paragraph (a)(1)

     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)

     |X| on March 10, 2006 pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

================================================================================

                     PHOENIX INSTITUTIONAL MUTUAL FUNDS
--------------------------------------------------------------------------------


                     TABLE OF CONTENTS

                     Phoenix Institutional Bond Fund

                         Investment Risk and Return Summary..................  1


                         Fund Fees and Expenses..............................  6

                         Management of the Fund..............................  7

                     Phoenix Institutional Emerging Markets Equity Fund

                         Investment Risk and Return Summary..................  9

                         Fund Fees and Expenses.............................. 13

                         Management of the Fund.............................. 14

                     Phoenix Institutional International Equity Fund

                         Investment Risk and Return Summary.................. 17

                         Fund Fees and Expenses.............................. 20

                         Management of the Fund.............................. 21

                     Phoenix Low-Duration Core Plus Bond Fund

                         Investment Risk and Return Summary.................. 24

                         Fund Fees and Expenses.............................. 27

                         Management of the Fund.............................. 28

                     Additional Investment Techniques........................ 30

                     Pricing of Fund Shares.................................. 33

                     Purchase Options........................................ 35

                     Your Account............................................ 36

                     How to Buy Shares....................................... 37

                     How to Sell Shares...................................... 38

                     Things You Should Know When Selling Shares.............. 38

                     Account Policies and Other Information.................. 39

                     Tax Status of Distributions............................. 43

                     Financial Highlights.................................... 44

PHOENIX INSTITUTIONAL BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Institutional Bond Fund has an investment objective to generate a high level of current income and appreciation of capital consistent with prudent investment risk. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES


> Under normal circumstances, the fund invests at least 80% of its assets in bonds rated in the four highest rating categories at the time of investment, or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality; however, the fund may invest in high yield-high risk securities. The fund may invest in foreign securities, including emerging markets securities. "Bonds" are fixed income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. Government securities and other short-term instruments. The fund's policy of investing 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.


> Securities are selected using a "sector rotation" approach. The adviser seeks to adjust the portion of fund investment in various "sectors," such as U.S. corporates, foreign corporates, U.S. Governments and foreign governments, as well as asset-backed, mortgage-backed and municipal bonds, and the selections within sectors to obtain higher relative returns. The adviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


> Interest rate risk is managed by a duration neutral strategy. The adviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the adviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On December 31, 2005, the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was ____ years; the modified adjusted duration of the fund was ____ years.

> Securities selected for fund investment may be of any maturity. However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort

                                               Phoenix Institutional Bond Fund 1
      to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average fund maturity. On December 31, 2005, the average maturity of the Lehman Brothers Aggregate Bond Index was ____ years; the average adjusted maturity of the fund was ____ years.


> Securities are generally sold when the adviser believes the issue has realized its value or to take advantage of attractive values in other sectors.


Temporary Defensive Strategy: When in the opinion of the adviser, current cash needs or market or economic conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by temporarily retaining cash or investing part or all of its assets in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.


Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


CREDIT QUALITY


Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating, the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase, the rating declines, the fund is not obligated to sell the security.

FOREIGN INVESTING


Investments in non-U.S. companies involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's investments. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Foreign markets and currencies may not function as well as U.S. markets.


2 Phoenix Institutional Bond Fund

Risks associated with foreign investments may be intensified in emerging market countries, and such countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES

High yield-high risk securities ("junk bonds") entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the credit worthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INTEREST RATES


Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES


Fixed income securities with longer maturities may be subject to greater price fluctuations due to interest rate, tax law and general market changes than securities with shorter maturities.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES


The value of mortgage-backed and other asset-backed securities, including pass-through type securities and collateralized mortgage obligations (CMOs), may fluctuate to a greater degree than other debt securities in response to interest rate changes. It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.


MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies (revenue) derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the

                                               Phoenix Institutional Bond Fund 3
fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

4 Phoenix Institutional Bond Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Institutional Bond Fund. The bar chart shows changes in the fund's Class X Shares performance from year to year over the past ten years.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. Performance data is based on the fund's past performance as a pooled separate investment account of Phoenix Life Insurance Company prior to March 1, 1996 (inception of the fund). The objectives, policies, guidelines and restrictions of the separate account are materially equivalent to those of the fund. The performance of the separate account has been restated to reflect the deduction of fees and expenses applicable to the fund's Class X Shares and Class Y Shares, respectively. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.



CALENDAR YEAR       ANNUAL RETURN (%)
    1996                  8.70
    1997                  9.75
    1998                  1.99
    1999                  1.47
    2000                 10.04
    2001                  8.53
    2002                  8.30
    2003                  6.37
    2004                  5.39
    2005

(1) During the 10-year period shown in the chart above, the highest return for a quarter was 8.54% (quarter ending June 30, 1995) and the lowest return for a quarter was -2.66% (quarter ending September 30, 1998).

---------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED 12/31/05)                                            1 YEAR      5 YEARS      10 YEARS
---------------------------------------------------------------------------------------------------------------
Class X
---------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                       %            %            %
---------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(2)                                    %            %            %
---------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and Sale of Fund Shares(2)            %            %            %
---------------------------------------------------------------------------------------------------------------
Class Y
---------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                       %            %            %
---------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(3)                                        %            %            %
---------------------------------------------------------------------------------------------------------------


(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class X Shares); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(3) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


                                               Phoenix Institutional Bond Fund 5

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                          CLASS X                CLASS Y
                                                                          SHARES                 SHARES
                                                                          ------                 ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                              None                   None

Maximum Deferred Sales Charge (load) (as a percentage of the
lesser of the value redeemed or the amount invested)                       None                   None

Maximum Sales Charge (load) Imposed on Reinvested Dividends                None                   None

Redemption Fee                                                             None                   None

Exchange Fee                                                               None                   None
                                                                      --------------------------------------

                                                                          CLASS X                CLASS Y
                                                                          SHARES                 SHARES
                                                                          ------                 ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE

DEDUCTED FROM FUND ASSETS)

Management Fees                                                           0.45%                  0.45%


Distribution and Shareholder Servicing (12b-1) Fees(a)                     None                  0.25%

Other Expenses                                                              %                      %
                                                                           ----                  ----

TOTAL ANNUAL FUND OPERATING EXPENSES(a)                                     %                      %

Expense Reduction(b)                                                        %                      %
                                                                           ----                  ----

NET ANNUAL FUND OPERATING EXPENSES                                          %                      %
                                                                           ====                  ====

---------------------
(a) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

(b) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses), through April 30, 2007, so that such expenses do not exceed 0.55% for Class X Shares and 0.80% for Class Y Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

6 Phoenix Institutional Bond Fund

--------------------------------------------------------------------------------
                      1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
   Class X              $             $             $              $
--------------------------------------------------------------------------------
   Class Y              $             $             $              $
--------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect for one year. Thereafter, the examples do not reflect any reimbursement obligations.


MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 51 mutual funds and as adviser to institutional clients. As of September 30, 2005, Phoenix had approximately $19.3 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

--------------------------------------------------------------------------------
                                      $1st billion            $1+ billion
--------------------------------------------------------------------------------
   Institutional Bond Fund               0.45%                   0.40%
--------------------------------------------------------------------------------

The adviser has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses) until April 30, 2006, so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:

--------------------------------------------------------------------------------
                                     Class X Shares          Class Y Shares
--------------------------------------------------------------------------------
  Institutional Bond Fund                0.55%                   0.80%
--------------------------------------------------------------------------------


                                               Phoenix Institutional Bond Fund 7

During the fund's last fiscal year, the fund paid total management fees of $______. The ratio of management fees to average net assets for the fiscal year ended December 31, 2005 was 0.45%.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2005 annual report covering the period July 1, 2005 through December 31, 2005.

PORTFOLIO MANAGEMENT

JAMES D. WEHR and CHRISTOPHER J. KELLEHER, CFA, CPA, serve as Co-Portfolio Managers of the fund and as such are jointly and primarily responsible for the day-to-day operation of the fund.

Mr. Wehr is Senior Managing Director of Phoenix and also serves as Executive Vice President and Chief Investment Officer of The Phoenix Companies, Inc., an affiliate of Phoenix. Formerly he was Senior Vice President, (1998-2003), Managing Director, Fixed Income (1996-1998) and Vice President (1991-1996) of Phoenix. Mr. Wehr served as Portfolio Manager of the Phoenix Home Life Separate Account P (predecessor to the fund) from 1990 to 1996 when it converted to the Phoenix Institutional Bond Fund.

Mr. Kelleher has served as Portfolio Manager of the fund since 1999. He also co-manages the Phoenix Core Bond Fund. Mr. Kelleher is Managing Director of Phoenix and has been with Phoenix since 1986.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


8 Phoenix Institutional Bond Fund

PHOENIX INSTITUTIONAL EMERGING MARKETS EQUITY FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Phoenix Institutional Emerging Markets Equity Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, at least 80% of the fund's net assets are invested in equity securities of issuers located in emerging markets, or those which derive a significant portion of their business or profits in emerging markets countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. The subadviser employs diversification by country and industry in an attempt to reduce risk. The fund's policy of investing 80% of its assets in emerging markets equity securities may be changed only upon 60 days written notice to shareholders.

> The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, American Depositary Receipts ("ADRs"), or Global Depositary Receipts ("GDRs"). The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

> The adviser manages the fund's investment program and the general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund using a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of is assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are growing and are highly profitable, have consistent operating histories and financial performance and enjoy favorable long-term economic prospects.

         A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may result in buying opportunities at attractive prices compared to the subadviser's calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those


                            Phoenix Institutional Emerging Markets Equity Fund 9 obtained by paying a premium price relative to their fundamental business value for companies currently in favor in the market.

> The subadviser seeks to achieve attractive absolute returns over a full-market cycle that are in excess of the returns achieved by the broad market, as measured by the MSCI Emerging Markets Index. Utilization of an "absolute" rather than a "relative" valuation yardstick, in the stock selection process, is designed to achieve not only a satisfactory return over the risk-free rate, but at the same time to protect against the permanent loss of capital. The subadviser considers the riskiness of an investment to be a function of the issuer's business rather than the volatility of the stock price.

> In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security's price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser's opinion, there has been a loss of a long-term competitive advantage.

Temporary Defensive Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

DEPOSITARY RECEIPTS

While investment in ADRs and GDRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign


10 Phoenix Institutional Emerging Markets Equity Fund issuers. ADRs and GDRs which are not sponsored by U.S. banks are subject to the same investment risks as foreign securities.

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called "ripple effect."

EQUITY SECURITIES

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).

o LARGER MARKET CAPITALIZATION COMPANIES. Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with medium capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Medium capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.


                           Phoenix Institutional Emerging Markets Equity Fund 11

FOREIGN INVESTING

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as less publicly available information about foreign countries; political and economic instability within countries; differences in financial reporting standards and transaction settlement systems; the possibility of expropriation or confiscatory taxation; and changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

PERFORMANCE TABLES

Performance information is not included since the fund has not had a full calendar year of investment returns.


12 Phoenix Institutional Emerging Markets Equity Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                           CLASS X                CLASS Y
                                                                           SHARES                 SHARES
                                                                           ------                 ------
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
 INVESTMENT)

 Maximum Sales Charge (load) Imposed on Purchases (as a
 percentage of offering price)                                              None                   None

 Maximum Deferred Sales Charge (load) (as a percentage of
 the lesser of the value redeemed or the amount invested)                   None                   None

 Maximum Sales Charge (load) Imposed on Reinvested Dividends                None                   None

 Redemption Fee                                                             None                   None

 Exchange Fee                                                               None                   None
                                                                       --------------------------------------

                                                                           CLASS X                CLASS Y
                                                                           SHARES                 SHARES
                                                                           ------                 ------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)

 Management Fees                                                           1.00%                  1.00%

 Distribution and Shareholder Servicing (12b-1) Fees(a)                     None                  0.25%

 Other Expenses(b)                                                         0.54%                  0.54%
                                                                           -----                  -----
 TOTAL ANNUAL FUND OPERATING EXPENSES                                      1.54%                  1.79%

 Expense Reduction(c)                                                      0.19%                  0.19%
                                                                           -----                  -----

 NET ANNUAL FUND OPERATING EXPENSES                                        1.35%                  1.60%
                                                                           =====                  =====

----------------------
(a) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

(b) Estimated at this time.

(c) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses), through April 30, 2007, so that such expenses do not exceed 1.35% for Class X Shares and 1.60% for Class Y Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           Phoenix Institutional Emerging Markets Equity Fund 13

--------------------------------------------------------------------------------
   CLASS                              1 YEAR                   3 YEARS
--------------------------------------------------------------------------------
   Class X
--------------------------------------------------------------------------------
   Class Y
--------------------------------------------------------------------------------

The example assumes that the expense reimbursement obligations of the adviser are in effect through April 30, 2007. Thereafter, the example does not reflect any expense reimbursement obligations.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 51 mutual funds and as adviser to institutional clients. As of September 30, 2005, Phoenix had approximately $19.3 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Vontobel Asset Management, Inc. ("Vontobel") is the subadviser to the fund and is located at 450 Park Avenue, New York, NY 10022. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel acts as the adviser to five series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of September 30, 2005, Vontobel managed in excess of $3.9 billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Vontobel, as subadviser, is responsible for the day-to-day management of the fund's investment portfolio. Phoenix and Vontobel manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


14 Phoenix Institutional Emerging Markets Equity Fund

---------------------------------------------------------------------------------------------------
                                                         $1+ billion
                                 $1st billion         through $2 billion         $2+ billion
---------------------------------------------------------------------------------------------------
   Management Fee                    1.00%                  0.95%                   0.90%
---------------------------------------------------------------------------------------------------

Phoenix has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses) through April 30, 2007, so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:

---------------------------------------------------------------------------------------------------
                                                           Class X                 Class Y
---------------------------------------------------------------------------------------------------

   Institutional Emerging Markets Equity Fund               1.35%                   1.60%
---------------------------------------------------------------------------------------------------

Phoenix pays Vontobel a subadvisory fee on the assets managed by Vontobel at the following rates:

---------------------------------------------------------------------------------------------------
                                                      $1+ billion
                            $1st billion           through $2 billion           $2+ billion
---------------------------------------------------------------------------------------------------

   Subadvisory Fee             0.50%                     0.475%                    0.45%
---------------------------------------------------------------------------------------------------

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated investment adviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and
(c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

PORTFOLIO MANAGEMENT

RAJIV JAIN is the portfolio manager of the fund since its inception in 2006, and as such is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Jain is a Senior Vice President and Managing Director of Vontobel. He also manages the Phoenix Foreign Opportunities Fund and the Phoenix Institutional International Equity Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and associate manager of its international equity portfolios and has been the portfolio manager of Vontobel's institutional emerging markets equity portfolio since 1997.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the fund.


                           Phoenix Institutional Emerging Markets Equity Fund 15

PRIOR PERFORMANCE OF VONTOBEL

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by Vontobel with substantially similar investment objectives, policies and strategies as the Institutional Emerging Markets Equity Fund. Performance results are net of account fees and expenses, and assumes all dividends and distributions have been reinvested. Certain of the discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the composite. The composite performance does not represent the historical performance of the fund and should not be interpreted as indicative of the future performance of the fund.

CALENDAR YEAR       ANNUAL RETURN (%)
    1997                 -3.99
    1998                -21.10
    1999                 55.95
    2000                -25.08
    2001                  0.05
    2002                  0.34
    2003                 55.96
    2004                 35.37
    2005

-------------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS (FOR THE
  PERIODS ENDED 9/30/05)                     1 YEAR           3 YEARS          5 YEARS       SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
  Emerging Markets Equity Composite           40.45%           36.13%           17.69%               9.57%
-------------------------------------------------------------------------------------------------------------------
  MSCI Emerging Markets Index(2)              47.18%           39.56%           14.47%               8.49%
-------------------------------------------------------------------------------------------------------------------

(1) Since November 1, 1992.

(2) The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global emerging markets. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

The net annual returns for the Emerging Markets Equity Composite were calculated on an asset-weighted total-return basis, including an annual management fee charged on a quarterly basis (which ranges from 0.55% to 1.65%), commissions on securities transactions, margin interest paid, and dividend and interest earned. This method differs from the method used by the Securities and Exchange Commission.


16 Phoenix Institutional Emerging Markets Equity Fund

PHOENIX INSTITUTIONAL INTERNATIONAL EQUITY FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Phoenix Institutional International Equity Fund has an investment objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, at least 80% of the fund's net assets are invested in equity securities of issuers located outside of the United States, or which derive a significant portion of their business or profits outside of the United States in three or more foreign countries. The fund intends to diversify its investments among countries and normally to have represented in the portfolio business activities of a number of different countries. The fund's policy of investing 80% of its assets in international equity securities may be changed only upon 60 days written notice to shareholders.

> The fund will primarily hold securities of companies listed on a foreign securities exchange or quoted on an established foreign over-the-counter market, or American Depositary Receipts ("ADRs"). The fund typically invests in the securities of medium to large capitalization companies, but it is not limited to investing in the securities of companies of any particular size.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund generally using a bottom-up stock and business analysis approach. The subadviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The fund may invest substantially all of is assets in common stocks if the subadviser believes that common stocks will appreciate in value. The subadviser seeks to identify undervalued companies whose businesses are growing and are highly profitable, have consistent operating histories and financial performance and enjoy favorable long-term economic prospects.

         A company may be undervalued when, in the opinion of the subadviser, the company is selling for a price that is below its intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company or other factors. Such factors may result in buying opportunities at attractive prices compared to the subadviser's calculation of future earnings power. The subadviser believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the fund than those obtained by paying a premium price relative to their fundamental business value for companies currently in favor in the market.


                              Phoenix Institutional International Equity Fund 17

> Most of the fund's assets are invested in equity securities of issuers in countries that are generally considered to have developed markets. The subadviser employs diversification by country and industry in an attempt to reduce risk.

> The subadviser seeks to achieve attractive absolute returns that exceed the "normalized risk-free" rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the fund invests. Utilization of an "absolute" rather than a "relative" valuation yardstick is designed to achieve not only a satisfactory return over the risk-free rate, but at the same time seek safety of principal. The subadviser considers the riskiness of an investment to be a function of the issuer's business rather than the volatility of the stock price.

> In determining which portfolio securities to sell, the subadviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the subadviser considers, among other things, whether a security's price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power and whether, in the subadviser's opinion, there has been a loss of a long-term competitive advantage.

Temporary Defensive Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers' acceptances, time deposits, commercial paper, short-term corporate debt securities and repurchase agreements. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

DEPOSITARY RECEIPTS

While investment in ADRs may eliminate some of the risk associated with foreign investments, it does not eliminate all the risks inherent in investing in securities of foreign


18 Phoenix Institutional International Equity Fund issuers. ADRs which are not sponsored by U.S. banks are subject to the same investment risks as foreign securities.

EQUITY SECURITIES

Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular industries (such as news about the success or failure of a new product).

o LARGER MARKET CAPITALIZATION COMPANIES. Companies with large capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, a fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with medium capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on medium capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Medium capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

o VALUE STOCKS. Value stocks involve the risk that the value of the security will not be recognized for an unexpectedly long period of time and that the security is not undervalued but is appropriately priced due to fundamental problems not yet apparent. Value-oriented funds typically underperform when growth investing is in favor.

FOREIGN INVESTING

Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, such as less publicly available information about foreign countries; political and economic instability within countries; differences in financial reporting standards and transaction settlement systems; the possibility of expropriation or confiscatory taxation; and changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

PERFORMANCE TABLES

Performance information is not included since the fund has not had a full calendar year of investment returns.


                              Phoenix Institutional International Equity Fund 19

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                           CLASS X                CLASS Y
                                                                           SHARES                 SHARES
                                                                           ------                 ------
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
 INVESTMENT)

 Maximum Sales Charge (load) Imposed on Purchases (as a
 percentage of offering price)                                              None                   None

 Maximum Deferred Sales Charge (load) (as a percentage
 of the lesser of the value redeemed or the amount invested)                None                   None

 Maximum Sales Charge (load) Imposed on Reinvested Dividends                None                   None

 Redemption Fee                                                             None                   None

 Exchange Fee                                                               None                   None
                                                                       --------------------------------------

                                                                           CLASS X                CLASS Y
                                                                           SHARES                 SHARES
                                                                           ------                 ------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)

 Management Fees                                                           0.80%                  0.80%

 Distribution and Shareholder Servicing (12b-1) Fees(a)                     None                  0.25%

 Other Expenses(b)                                                         0.44%                  0.44%
                                                                           -----                  -----

 TOTAL ANNUAL FUND OPERATING EXPENSES                                      1.24%                  1.49%

 Expense Reduction(c)                                                      0.24%                  0.24%
                                                                           -----                  -----

 NET ANNUAL FUND OPERATING EXPENSES                                        1.00%                  1.25%
                                                                           =====                  =====

----------------------
(a) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

(b) Estimated at this time.

(c) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses), through April 30, 2007, so that such expenses do not exceed 1.00% for Class X Shares and 1.25% for Class Y Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


20 Phoenix Institutional International Equity Fund

-------------------------------------------------------------------------------
   CLASS                           1 YEAR               3 YEARS
-------------------------------------------------------------------------------
   Class X
-------------------------------------------------------------------------------
   Class Y
-------------------------------------------------------------------------------

The example assumes that the expense reimbursement obligations of the adviser are in effect through April 30, 2007. Thereafter, the example does not reflect any expense reimbursement obligations.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 51 mutual funds and as adviser to institutional clients. As of September 30, 2005, Phoenix had approximately $19.3 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Vontobel Asset Management, Inc. ("Vontobel") is the subadviser to the fund and is located at 450 Park Avenue, New York, NY 10022. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel acts as the adviser to five series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of September 30, 2005, Vontobel managed in excess of $3.9 billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Vontobel, as subadviser, is responsible for the day-to-day management of the fund's investment portfolio. Phoenix and Vontobel manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


                              Phoenix Institutional International Equity Fund 21

---------------------------------------------------------------------------------------------------
                                                             $1+ billion
                                     $1st billion        through $2 billion         $2+ billion
---------------------------------------------------------------------------------------------------

   Management Fee                       0.80%                   0.75%                  0.70%
---------------------------------------------------------------------------------------------------

Phoenix has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses) through April 30, 2007, so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:

---------------------------------------------------------------------------------------------------
                                                              Class X               Class Y
---------------------------------------------------------------------------------------------------
   Institutional International Equity Fund                     1.00%                 1.25%
---------------------------------------------------------------------------------------------------

Phoenix pays Vontobel a subadvisory fee on the assets managed by Vontobel at the following rates:

---------------------------------------------------------------------------------------------------
                                                             $1+ billion
                                     $1st billion        through $2 billion         $2+ billion
---------------------------------------------------------------------------------------------------

   Subadvisory Fee                       0.40%                  0.375%                  0.35%
---------------------------------------------------------------------------------------------------

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated investment adviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and
(c) continue the employment of an existing subadviser on the same subadvisory contract terms where a contract has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

PORTFOLIO MANAGEMENT

RAJIV JAIN is the portfolio manager of the fund since its inception in 2006, and as such is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Jain is a Senior Vice President and Managing Director of Vontobel. He also manages the Phoenix Foreign Opportunities Fund and the Phoenix Institutional Emerging Markets Equity Fund. Mr. Jain joined Vontobel in 1994 as an equity analyst and associate manager of its international equity portfolios and has been the portfolio manager of Vontobel's institutional international equity portfolio since 2002.


22 Phoenix Institutional International Equity Fund

Please refer to the Statement of Additional Information for additional information about the fund's portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the fund.

PRIOR PERFORMANCE OF VONTOBEL

The performance information shown below represents a composite of the prior performance of all discretionary accounts managed by Vontobel with substantially similar investment objectives, policies and strategies as the Institutional International Equity Fund. Performance results are net of account fees and expenses, and assumes all dividends and distributions have been reinvested. Certain of the discretionary accounts are not registered mutual funds and were not subject to certain investment limitations and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, which, if applicable, may have adversely affected the performance of the composite. The composite performance does not represent the historical performance of the fund and should not be interpreted as indicative of the future performance of the fund.

CALENDAR YEAR       ANNUAL RETURN (%)
    2002                 -7.88
    2003                 31.98
    2004                 29.66
    2005

---------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDED 9/30/05)                               1 YEAR       3 YEARS      SINCE INCEPTION(1)
---------------------------------------------------------------------------------------------------------------
  International Equity Composite                                 31.94%        25.44%              8.05%
---------------------------------------------------------------------------------------------------------------
  Morgan Stanley Capital International EAFE(R) Index (Net)(2)    25.79%        24.61%              5.57%
---------------------------------------------------------------------------------------------------------------

(1) Since August 1, 1990.

(2) The MSCI EAFE(R) Index (Net) is a free float-adjusted market capitalization index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

The net annual returns for the International Equity Composite were calculated on an asset-weighted total-return basis, including an annual management fee charged on a quarterly basis (which ranges from 0.50% to 1.65%), commissions on securities transactions, margin interest paid, and dividend and interest earned. This method differs from the method used by the Securities and Exchange Commission.


                              Phoenix Institutional International Equity Fund 23

PHOENIX LOW-DURATION CORE PLUS BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVE


Phoenix Low-Duration Core Plus Bond Fund has a primary objective to provide high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.


PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in bonds. "Bonds" are fixed income debt obligations of various types of issuers. Principally, the fund invests in investment-grade securities which are rated at the time of investment BBB or above by Standard & Poor's Corporation or Duff & Phelps Credit Rating Company or Baa or above by Moody's Investor's Services, Inc. or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of the same comparable, limited quality. The fund may continue to hold securities whose credit quality falls below investment grade.

> The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:

         o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations ("CMO"s), real estate mortgage investment conduits ("REMIC"s) and other pass-through securities;

         o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

         o  Investment-grade securities; and

         o High yield-high risk fixed income securities (so called "junk bonds").

>        The fund may invest in all or some of these sectors.

> Securities are selected using a sector rotation approach. The adviser seeks to adjust the proportion of fund investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the adviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the adviser believes offer the best potential for total return based on risk-to-reward tradeoff.


> Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present


24 Phoenix Low-Duration Core Plus Bond Fund value of the security's payment pattern. Generally, the longer the maturity the greater the duration and; therefore, the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its style benchmark, the Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index, the adviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. As of December 31, 2005 the modified adjusted duration of the Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index was _____ years.

> The adviser's investment strategies may result in a higher portfolio turnover rate for the fund. High portfolio turnover rates may increase transaction costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When in the opinion of the adviser, current cash needs or market or economic conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by temporarily retaining cash or investing part or all of its assets in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.


Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.


CREDIT QUALITY

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.


CMOs, REMICs AND OTHER PASS-THROUGH SECURITIES

The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise.

                                     Phoenix Low-Duration Core Plus Bond Fund 25

In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

EMERGING MARKET INVESTING

Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies. Emerging market countries often suffer from currency devaluation and higher rates of inflation.

FOREIGN INVESTING


Foreign markets and currencies may not function as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES

High yield-high risk securities ("junk bonds") entail greater price volatility and credit and interest rate risk than investment-grade securities. Analysis of the credit worthiness of high yield-high risk issuers is more complex than for higher-grade securities, making it more difficult for the adviser to accurately predict risk. There is a greater risk with high yield-high risk securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.


INTEREST RATES


Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of debt securities generally will fall.

U.S. GOVERNMENT SECURITIES

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States.

PERFORMANCE TABLES


The fund has been in existence only since February 28, 2005; therefore, performance information is not included since the fund has not had a full calendar year of investment returns.


26 Phoenix Low-Duration Core Plus Bond Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                           CLASS X       CLASS Y
                                                                           SHARES        SHARES
                                                                           ------        ------
 SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
 INVESTMENT)

 Maximum Sales Charge (load) Imposed on Purchases (as a
 percentage of offering price)                                              None          None

 Maximum Deferred Sales Charge (load) (as a percentage of the
 lesser of the value redeemed or the amount invested)                       None          None

 Maximum Sales Charge (load) Imposed on Reinvested
 Dividends                                                                  None          None

 Redemption Fee                                                             None          None

 Exchange Fee                                                               None          None
                                                                       -----------------------------

                                                                           CLASS X       CLASS Y
                                                                           SHARES        SHARES
                                                                           ------        ------
 ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
 DEDUCTED FROM FUND ASSETS)

 Management Fees                                                            0.45%         0.45%


 Distribution and Shareholder Servicing (12b-1) Fees(a)                     None          0.25%

 Other Expenses                                                               %             %
                                                                            -----         -----
 TOTAL ANNUAL FUND OPERATING EXPENSES                                         %             %

 Expense Reduction(b)                                                         %             %
                                                                            -----         -----

 NET FUND OPERATING EXPENSES                                                0.50%         0.75%
                                                                            =====         =====

-----------------------
(a) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the NASD.

(b) Contractual arrangement with the fund's investment adviser to limit total operating expenses (excluding interest, taxes and extraordinary expenses), through April 30, 200_ so that such expenses do not exceed 0.50% for Class X Shares and 0.75% for Class Y Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.



EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
   CLASS                               1 YEAR                  3 YEARS
--------------------------------------------------------------------------------
   Class X                              $ 79                    $246
--------------------------------------------------------------------------------
   Class Y                              $104                    $325
--------------------------------------------------------------------------------

                                     Phoenix Low-Duration Core Plus Bond Fund 27

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------



THE ADVISER


Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the funds and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 14 fund companies totaling 51 mutual funds and as adviser to institutional clients. As of September 30, 2005, Phoenix had approximately $19.3 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations of the fund and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rate.

--------------------------------------------------------------------------------
                                            $1st billion         $1+ billion
--------------------------------------------------------------------------------
   Low-Duration Core Plus Bond Fund             0.45%                0.45%
--------------------------------------------------------------------------------

The adviser has agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses) through April 30, 200_, so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:

--------------------------------------------------------------------------------
                                          Class X Shares         Class Y Shares
--------------------------------------------------------------------------------
   Low-Duration Core Plus Bond Fund           0.50%                   0.75%
--------------------------------------------------------------------------------

During the fund's last fiscal year, the fund paid total management fees of $_______. The ratio of management fees to average net assets for the fiscal year ended December 31, 2005 for the fund was 0.45%.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2005 annual report covering the period July 1, 2005 through December 31, 2005.

PORTFOLIO MANAGEMENT

DAVID L. ALBRYCHT, CFA, is Senior Portfolio Manager of the fund since 2005, and as such, is primarily responsible for the day-to-day management of the fund's portfolio. He also manages the Phoenix Multi-Sector Fixed Income Fund (since March 1994) and the Phoenix Multi-Sector Short Term Bond Fund (since August
1993), as well as the fixed income portions of the Phoenix Balanced Fund, the Phoenix Balanced Return Fund and the Phoenix Income & Growth Fund. Mr. Albrycht is Senior Managing Director, Fixed Income of Phoenix and has


28 Phoenix Low-Duration Core Plus Bond Fund managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.

PRIOR INVESTMENT PERFORMANCE OF PORTFOLIO MANAGER FOR THE LOW-DURATION BOND FUND

Mr. Albrycht, Portfolio Manager for the fund, also serves as Portfolio Manager for the Phoenix Multi-Sector Short Term Bond Fund. The investment objectives, policies and strategies of the Low-Duration Core Plus Bond Fund are substantially identical to the Phoenix Multi-Sector Short Term Bond Fund (the "Short Term Bond Fund").

The table below shows the average annual returns of the Short Term Bond Fund for periods indicated, and shows the returns of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the Short Term Bond Fund invests. The Short Term Bond Fund's average annual returns in the table below reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B, Class C and Class T Shares. The Class X Shares and Class Y Shares offered by the Low-Duration Core Plus Bond Fund carry no sales charges; therefore, performance would have been higher than that shown in the table.

------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED 12/31/05)                      1 YEAR     5 YEARS    10 YEARS    SINCE INCEPTION(1)
------------------------------------------------------------------------------------------------------------
                                                                                       CLASS C     CLASS T
------------------------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                   %           %          %          --          --
------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(2)                %           %          %          --          --
------------------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and Sale of Fund
   Shares(2)                                             %           %          %          --          --
------------------------------------------------------------------------------------------------------------
Class B
------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                   %           %          %          --          --
------------------------------------------------------------------------------------------------------------
Class C
------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                   %           %          --          %          --
------------------------------------------------------------------------------------------------------------
Class T
------------------------------------------------------------------------------------------------------------
   Return Before Taxes                                   %          --          --          --          %
------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index(3)                  %           %          %           %           %
------------------------------------------------------------------------------------------------------------
Merrill Lynch 1-2.99 Year Medium Quality Bonds Index(4)  %           %          %           %           %
------------------------------------------------------------------------------------------------------------


(1) Class C Shares since October 1, 1997; Class T Shares since June 1, 2003.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the Short Term Bond Fund (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(3) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(4) The Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index measures performance of U.S. corporate bond issues rated "BBB" and "A" by Standard & Poors with maturities between one and three years. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Historical performance is not indicative of future performance. The Short Term Bond Fund is a separate fund, and its historical performance is not indicative of the potential performance of the Low-Duration Core Plus Bond Fund because, among other reasons, the asset sizes and expenses of the funds will vary. Share prices and investment returns will fluctuate to reflect market conditions, as well as changes in company-specific fundamentals or securities held in the portfolio.


                                     Phoenix Low-Duration Core Plus Bond Fund 29

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the Phoenix Institutional Bond Fund ("Bond Fund"), Phoenix Institutional Emerging Markets Equity Fund ("Emerging Markets Fund"), Phoenix Institutional International Equity Fund ("International Fund") and Phoenix Low-Duration Core Plus Bond Fund ("Low-Duration Bond Fund") may engage in the following investment techniques as indicated below:

BORROWING

The Emerging Markets Fund, the International Fund and the Low-Duration Bond Fund may each obtain fixed interest rate loans in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the respective fund will suffer greater losses than if no borrowing took place.

CONVERTIBLE SECURITIES

The Emerging Markets Fund and International Fund may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

DEBT SECURITIES

In addition to common stocks, Emerging Markets Fund and International Fund may invest in any other type of securities, including preferred stocks, convertible securities, bonds, notes and debt securities of any maturity and credit quality, subject to such limitations as are included in the fund's prospectus and statement of additional information

Emerging Markets Fund and International Fund may invest in debt obligations of any maturity, such as debt securities and money market instruments issued by corporations and governments based in developed markets.

Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.


30 Phoenix Institutional Mutual Funds

DERIVATIVES

The funds may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate) including futures, options and swap agreements. The funds may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The funds may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the funds to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are therefore more dependent upon the adviser's ability to correctly predict the movement of such asset prices, indexes or rates.


EMERGING MARKET INVESTING

International Fund may invest in emerging markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investments in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors, and some developing countries may limit the extent of foreign investment in domestic companies.

EURODOLLAR INSTRUMENTS

Emerging Markets Fund and International Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Emerging Markets Fund and International Fund may invest in forward foreign currency exchange contracts. Such contracts are used to protect the U.S. dollar value of each fund's assets in times of foreign currency weakness and dollar strength. However, such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the fund against future currency exchange fluctuations as anticipated by the investment adviser.


                                           Phoenix Institutional Mutual Funds 31

ILLIQUID SECURITIES

The funds may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

INVESTMENT GRADE SECURITIES

The funds may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the securities mentioned in the Principal Investment Strategies section, the funds may also invest in debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper.

MUNICIPAL SECURITIES


The Low-Duration Bond Fund may invest in taxable municipal securities. Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies (revenue) derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.


REPURCHASE AGREEMENTS

The funds may invest in repurchase agreements. Default or insolvency of the other party presents risks to the funds.

SECURITIES LENDING


The Bond Fund, Emerging Markets Fund and International Fund may lend portfolio securities to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective fund can suffer losses.


SHORT-TERM INVESTMENTS


The Bond Fund, Emerging Markets Fund and International Fund may invest in short-term instruments, including instruments that are not U.S. Government securities. Such short-term instruments are high grade short-term securities such as commercial paper, drafts, municipal notes, bankers' acceptances, and certificates of deposit.


UNRATED FIXED INCOME SECURITIES

The funds may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk they may not have as broad a market as rated

32 Phoenix Institutional Mutual Funds
securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser or subadviser to accurately predict risk.

U.S. AND FOREIGN GOVERNMENT OBLIGATIONS

Emerging Markets Fund and International Fund may invest in obligations of U.S. and foreign governments and their political subdivisions. Government obligations are not guaranteed to make the value of your shares rise. Foreign obligations are subject to foreign investing risks.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The funds may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.


ZERO COUPON, STEP COUPON, DEFERRED COUPON AND PIK BONDS

Emerging Markets Fund and International Fund may invest in debt obligations that do not make any interest payments for a specified period of time (deferred coupon or zero coupon bonds). The fund may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind ("PIK"). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the fund will not receive cash payments earned on these securities on a current basis, the fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.


The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

         o  adding the values of all securities and other assets of the fund,

         o  subtracting liabilities, and

         o dividing the result by the total number of outstanding shares of that class.

                                           Phoenix Institutional Mutual Funds 33

Assets: Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or, if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market value. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?


If market quotations are not readily available or where available prices are not reliable, the funds determine a "fair value" for an investment according to policies and procedures approved by the Trustees. The types of assets for which such pricing might be required include: (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source, does not, in the opinion of the adviser, reflect the security's market value; (vii) securities where the market quotations are not readily available as a result of "significant" events; and (viii) foreign securities subject to trading collars for which no or limited trading takes place. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.



34 Phoenix Institutional Mutual Funds

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the issuer's financial statements; (v) recent news about the security or issuer; (vi) changes in interest rates; (vii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (viii) whether two or more dealers with whom the adviser regularly effects trades are willing to purchase or sell the security at comparable prices; (ix) other news events or relevant matters; (x) trading volumes on markets, exchanges or among dealers; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.


The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of a fund's distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



PURCHASE OPTIONS
--------------------------------------------------------------------------------



The funds presently offer two classes of shares that have different minimum investment requirements and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) For Class Y Shares, the funds have adopted a distribution and service plan allowed

                                           Phoenix Institutional Mutual Funds 35
under Rule 12b-1 of the Investment Company Act of 1940 that authorize the funds to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of a fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shares of the funds are offered to institutional investors, such as pension and profit-sharing plans, other employee benefit trusts, investment advisers, endowments, foundations and corporations.

To purchase Class X Shares of the Emerging Markets Fund or the International Fund, you must initially purchase shares whose net asset value exceeds $1 million; to purchase Class X Shares of the Bond Fund or the Low-Duration Bond Fund, you must initially purchase shares whose net asset value exceeds $3 million. To purchase Class Y Shares of the Bond Fund, Emerging Markets Fund or International Fund, you must initially purchase shares whose net asset value exceeds $1 million; to purchase Class Y Shares of the Low-Duration Bond Fund, you must initially purchase shares whose net asset value exceeds $3 million.


The minimum initial investment requirements are waived for purchases by:

         o trust companies, bank trust departments, broker-dealers, financial planners and investment advisers for portfolios over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; and

         o institutional investors and corporate, public, union and governmental pension plans which are investing redemption proceeds from the reorganization or merger of other investment companies.

The minimum subsequent investment for Class X Shares and Class Y Shares is $100.

You will pay no sales charges at any time on Class X Shares or Class Y Shares. There are no distribution and service fees applicable to Class X Shares. Class Y Shares are subject to a distribution and service fee of 0.25% annually.

The funds reserve the right to refuse a purchase order for any reason.



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase, as well as all phases of your investment program.

The funds have established the following preferred methods of payment for fund shares:

36 Phoenix Institutional Mutual Funds

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

         o Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.


Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.




HOW TO BUY SHARES
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
---------------------------------------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
---------------------------------------------------------------------------------------------------------------
Through the mail                    Complete a New Account Application and send it with a check payable to the funds. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA
                                    02266-8301.
---------------------------------------------------------------------------------------------------------------
By Federal Funds wire               Call us at (800) 814-1897 for instructions.
---------------------------------------------------------------------------------------------------------------
By telephone exchange               Call us at (800) 814-1897.
---------------------------------------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after the receipt of a purchase order by the funds' Transfer Agent.

                                           Phoenix Institutional Mutual Funds 37

HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

-----------------------------------------------------------------------------------------------------------------
                                    TO SELL SHARES
-----------------------------------------------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
-----------------------------------------------------------------------------------------------------------------
Through the mail                    Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, .O. Box 8301, Boston,
                                    MA 02266-8301. Be sure to include the registered owner's name, fund and account number, number of shares or dollar value you wish to sell.
-----------------------------------------------------------------------------------------------------------------
By telephone                        For sales up to $100,000, requests can be made by calling
                                    (800) 814-1897.
-----------------------------------------------------------------------------------------------------------------
By telephone exchange               Call us at (800) 814-1897.
-----------------------------------------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------



You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those over $250,000 or 1% of the applicable fund's net assets, whichever is less. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 814-1897.


38 Phoenix Institutional Mutual Funds

REDEMPTIONS BY MAIL

Send a clear letter of instructions including the name of the fund shares to be sold and a properly executed stock power or any related instruction transmittal specifying account number and the name of the shareholder exactly as registered.

If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 814-1897.

The signature on your request must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES AND OTHER INFORMATION
--------------------------------------------------------------------------------


EXCHANGE PRIVILEGES


         o You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 814-1897 or by accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.


         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class X Shares for Class X Shares. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

                                           Phoenix Institutional Mutual Funds 39

         o Exchanges may be made by telephone ((800) 814-1897) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).


         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING


These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:


         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.


Additionally, the nature of the portfolio holdings of the Institutional Emerging Markets Equity Fund and the Institutional International Equity Fund may expose the funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "time-zone arbitrage." Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful, the value of the fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.


40 Phoenix Institutional Mutual Funds

In order to attempt to protect our shareholders from Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.


Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.


Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

                                           Phoenix Institutional Mutual Funds 41

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.


Omnibus accounts are maintained by intermediaries acting on behalf of multiple investors whose individual trades are not ordinarily disclosed to the funds. There is no assurance that the funds or their agents will have access to any or all information necessary to detect market timing in omnibus accounts. While the funds will seek to take action (directly and with the assistance of financial intermediaries) that will detect market timing, the funds cannot guarantee that such trading activity in omnibus accounts can be completely eliminated.


The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

DISCLOSURE OF FUND HOLDINGS


The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and
(ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available on the Phoenix Funds' Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.


42 Phoenix Institutional Mutual Funds

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

 -------------------------------------------------------------------------------
    FUND                                              DIVIDEND PAID
 -------------------------------------------------------------------------------
    Bond Fund                                         Semiannually
 -------------------------------------------------------------------------------

    Emerging Markets Fund                             Semiannually
 -------------------------------------------------------------------------------
    International Fund                                Semiannually
 -------------------------------------------------------------------------------
    Low-Duration Bond Fund                      Monthly (Declared Daily)
 -------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the funds as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares. The funds intend to distribute tax-exempt income.


Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

Many investors, including most tax-qualified plan investors, may be eligible for preferential federal income tax treatment on distributions received from the funds and disposition of shares of the funds.

                                           Phoenix Institutional Mutual Funds 43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



These tables are intended to help you understand the Phoenix Institutional Bond and Phoenix Low-Duration Core Plus Bond Funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rates that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by ____________________________, the fund's independent registered public accounting firm. Their report, together with the fund's financial statements, is included in the fund's most recent Annual Report, which is available upon request.

The Institutional Emerging Markets Equity Fund and the Institutional International Equity Fund have been in existence only since the date of this prospectus; therefore, no financial information is included here for these funds.


PHOENIX INSTITUTIONAL BOND FUND

[To be filed by amendment]





















44  Phoenix Institutional Mutual Funds

--------------------------------------------------------------------------------



PHOENIX LOW-DURATION CORE PLUS BOND FUND

[To be filed by amendment]





















                                          Phoenix Institutional Mutual Funds  45

                       PHOENIX INSTITUTIONAL MUTUAL FUNDS

                         PHOENIX INSTITUTIONAL BOND FUND

               PHOENIX INSTITUTIONAL EMERGING MARKETS EQUITY FUND
                 PHOENIX INSTITUTIONAL INTERNATIONAL EQUITY FUND
                    PHOENIX LOW-DURATION CORE PLUS BOND FUND


                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 814-1897


                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 10, 2006

   The Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Institutional Mutual Funds (the "Trust"), dated March 10, 2006, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing to PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06115-5056.


                                TABLE OF CONTENTS

                                                                           PAGE

   The Trust ..............................................................   1
   Investment Restrictions ................................................   1
   Investment Techniques and Risks ........................................   2

   Performance Information ................................................  16
   Portfolio Turnover .....................................................  18
   Portfolio Transactions and Brokerage....................................  18
   Disclosure of Fund Holdings.............................................  19
   Services of the Adviser and Subadviser..................................  21
   Portfolio Managers......................................................  27
   Net Asset Value ........................................................  29
   How to Buy Shares ......................................................  30
   How to Redeem Shares....................................................  31
   Dividends, Distributions and Taxes .....................................  33
   The Distributor ........................................................  37
   Distribution Plan.......................................................  37
   Management of the Trust ................................................  38
   Additional Information .................................................  46
   Appendix ...............................................................  47





                      Mutual Fund Services: (800) 814-1897

              Web sites: PhoenixFunds.com or PhoenixInvestments.com




PXP 3090B (3/06)

                                    THE TRUST

   The Trust is an open-end management investment company which was organized under Massachusetts law on December 4, 1995 as a business trust. It was reorganized as a Delaware business trust in October 2000. Prior to May 1, 2004, the Trust was named Phoenix Duff & Phelps Institutional Mutual Funds. The Phoenix Institutional Bond Fund (the "Bond Fund") was named Phoenix Duff & Phelps Institutional Managed Bond Portfolio prior to May 1, 2004. Prior to March 1, 1996, the Bond Fund existed as the Managed Bond Account ("Separate Account P") separate investment account of Phoenix Life Insurance Company pursuant to the insurance laws of the State of New York and the laws of other states. The Bond Fund, the Phoenix Institutional Emerging Markets Equity Fund ("Emerging Markets Fund"), the Phoenix Institutional International Equity Fund ("International Fund") and the Phoenix Low-Duration Core Plus Bond Fund ("Low-Duration Bond Fund") are each referred to herein as a "Fund" and sometimes collectively as the "Funds."

   The Trust's Prospectus describes the investment objectives and the principal strategies that the Funds will employ in seeking to achieve their respective investment objectives. The Bond Fund's investment objective is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Emerging Markets, the International and the Low-Duration Bond Funds' investment objectives are each a non-fundamental policy and may be changed without shareholder approval. The following discussion describes the Funds' investment policies and techniques and supplements the disclosure in the Prospectus.


                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to each Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended (the "1940" Act) to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   Each Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and
(ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by the Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8)   Make loans, except that the Fund may (i) lend portfolio securities,
(ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds may utilize the following practices or techniques in pursuing their investment objectives. The disclosure applies to each Fund individually, unless otherwise indicated.


BRADY BONDS

   The Emerging Markets Fund and International Fund may invest in Brady Bonds. Brady Bonds have an uncollateralized component, and countries issuing such bonds have a history of defaults making the bonds speculative in nature.

CONVERTIBLE SECURITIES

   The Emerging Markets Fund and International Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation In such situations, a Fund may have to pay more for a convertible security than the value of the underlying common stock.

DEPOSITARY RECEIPTS

   The Emerging Markets Fund and International Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.
S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Each Fund may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

   Depositary receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in the Funds' Prospectus.

DEBT SECURITIES

   The Emerging Markets Fund and International Fund may invest in debt securities (which include for purposes of this investment policy convertible debt securities which the subadviser believes have attractive equity characteristics). Each Fund may invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by the subadviser. In choosing debt securities for purchase by the Fund, the subadviser will employ the same analytical and valuation techniques utilized in managing the equity portion of the Fund's holdings and will invest in debt securities only of companies that satisfy the subadviser's investment criteria.

   The value of a Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower-rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

EMERGING MARKET SECURITIES

   The Emerging Markets and International Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the adviser to be an emerging market as defined above. The Funds may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of portfolio securities or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

   ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the adviser believes that the applicable rate is unfavorable at the time the currencies are received or the adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

   In addition, a Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of the adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

EURODOLLAR INSTRUMENTS

   The Emerging Markets Fund and International Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offering Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.


FINANCIAL FUTURES AND RELATED OPTIONS

   The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges--long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's holdings may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and Government National Mortgage Association ("GNMA") certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Index ("S&P 500") and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to deposit in a segregated account with its custodian bank an amount of cash, U.S. Treasury bills or liquid high grade debt obligations. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.


   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on a Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of a Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be specifically designated on the accounting records of the Fund to collateralize fully the position and thereby ensure that it is not leveraged. The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company. (See "Dividends, Distributions and Taxes.")


   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts by the Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where the Fund has sold futures contracts to hedge its portfolio against decline in the market, the market may advance and the value of securities held in the Fund's holdings may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its fund securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions due to the resultant reduction in the liquidity of the futures market. In addition, due to the fact that, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for the Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities. The loss from investing in futures transactions is potentially unlimited.


FOREIGN CURRENCY TRANSACTIONS

   The Emerging Markets Fund and International Fund may engage in foreign currency transactions. The following is a description of these transactions.

   Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. Generally, the Funds do not enter into forward contracts with terms longer than one year.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   Foreign Currency Futures Transactions. Each Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   Regulatory Restrictions. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract or writing a put option, each Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts. Assets used as offsetting positions, designated on the Fund's books, or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets.

   To the extent required to comply with Commodity Futures Trading Commission Regulation 4.5 and thereby avoid "commodity pool operator" status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. The Funds will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

   Foreign currency warrants. Foreign currency warrants such as Currency Exchange Warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchases of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   Principal exchange rate linked securities. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   Performance indexed paper. Performance indexed paper (or "PIP") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.


FOREIGN SECURITIES

   The Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Fund may use a foreign custodian or sub-custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Fund's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.


HIGH YIELD - HIGH RISK SECURITIES

   The Emerging Markets Fund and International Fund may invest in bonds considered to be less than investment-grade, commonly known as "junk" bonds. While management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower-rated securities generally fluctuate more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Funds will not normally affect cash income from such securities but will be reflected in the Fund's net asset value. Additionally, with lower-rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly-leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer. Also, to the extent that the Fund invests in securities in the lower rating categories, the achievement of its goals will be more dependent on management's ability than would be the case if it were only investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and therefore harder to value and more susceptible to adverse publicity concerning the issuer.

ILLIQUID SECURITIES

   The Emerging Markets Fund and International Fund may invest in illiquid securities. Illiquid securities are those that a Fund would not likely be able to sell in any given seven day period. Securities such as private placements and other restricted securities, loan participations, securities with legal or contractual restrictions on resale, repurchase agreements that mature in more than seven days and over the counter ("OTC") options tend to be illiquid. The Board of Trustees of the Trust has adopted procedures for evaluating the liquidity of securities. The procedures take into account the frequency of trades and quotes for the security, the number of dealers willing to purchase and sell the security and the number of other, qualified purchasers, dealer undertakings to make a market in the security, and the nature of the marketplace for effecting trades (i.e. the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

   Liquidity issues arise most frequently in two cases. "Rule 144A" securities and OTC options.

   "Rule 144A" securities are restricted securities (those not originally issued in a public offering) that generally may not be traded. Pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"), however, these securities can be readily bought and sold by and among certain types of institutional investors, including mutual funds. The liquidity procedures adopted by the Trust's Board of Trustees recognize the significance of Rule 144A and the institutional marketplace it has produced for restricted securities.

   The staff of the SEC has taken the position that purchased OTC options and the assets that "cover" for written OTC options are illiquid securities unless certain procedures are followed. The Funds intend to follow those procedures. Thus, the Funds will sell OTC options only to qualified dealers who agree that the Funds may repurchase any OTC options it writes for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. The Funds may also follow certain procedures from time to time which have been adopted by the Trust's Board of Trustees for the purpose of making determinations regarding the liquidity of securities issued pursuant to Rule 144A under the 1933 Act.

   In determining whether a Rule 144A security is liquid, the Board of Trustees may take into account the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, dealer undertakings to make a market in the security, and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

INVESTMENT COMPANY SECURITIES

   From time to time, the Emerging Markets Fund and International Fund may invest in securities of other investment companies, subject to the provisions of
Section 12(d)(1) of the 1940 Act and any applicable SEC exemptive orders.
Section 12(d)(1) prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock; or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

   Investment companies in which the Funds may invest may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in securities representing their specific index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses a Fund bears directly in connection with its own operations. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


LENDING PORTFOLIO SECURITIES

   In order to increase its return on investments, the Fund may make loans of its portfolio securities. Loans of portfolio securities will always be fully collateralized at no less than 102% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.


LOAN PARTICIPATIONS AND ASSIGNMENTS

   The Emerging Markets Fund and International Fund may also invest in fixed-rate or floating-rate loans arranged through private negotiations between an issuer of emerging market debt instruments and one or more financial institutions ("lenders"). Generally, investments in loans would be in the form of loan participations and assignments of loan portfolios from third parties.

   When investing in a loan participation, a Fund will typically have the right to receive payments from the lender to the extent that the lender receives payments from the borrower. In addition, the Fund will be able to enforce their rights through the lender, and not directly against the borrower. As a result, in a loan participation the Fund assumes credit risk with respect to both the borrower and the lender.

   When the Funds purchase loan assignments from lenders, they will acquire direct rights against the borrower, but these rights and the Funds' obligations may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be illiquid.


LOWER RATED FIXED INCOME SECURITIES

   In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the fund securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

   To the extent there is no established secondary market for some of the medium and lower grade income securities in which the Fund may invest, trading in such securities may be relatively inactive. During periods of reduced market liquidity or in the absence of readily available market quotations for medium and lower grade income securities held in the Fund's holdings, the ability of the adviser to value the Fund's securities becomes more difficult and the adviser's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established secondary market does exist.

   Many medium and lower grade income securities are not listed for trading on any national securities exchange, and many issuers of medium and lower grade income securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unrated or unlisted securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. To the extent that the Fund invests in unrated or unlisted medium and lower grade income securities, the ability of the adviser to evaluate the credit risk of such securities may play a greater role in the ability of the Fund to achieve its investment objective.

   The adviser seeks to minimize the risks involved in investing in medium and lower grade income securities through portfolio diversification, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on the adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. Although the adviser's internal business and default risk analysis is independent of the credit ratings of Standard & Poors Corporation ("S&P"), Moody's Investor's Service, Inc. ("Moody's") or Duff & Phelps Credit Rating Company ("D&P") (or other nationally recognized statistical rating organization), the adviser may consider such ratings in evaluating income securities. Achievement by the Fund of its investment objective will be more dependent on the credit analysis of the adviser than is the case for investment companies with investment objectives similar to the Fund's that are more reliant on such rating organizations in selecting portfolio securities.

MONEY MARKET INSTRUMENTS

   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKERS' ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years. Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

   REPURCHASE AGREEMENTS. The repurchase price under the repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Fund's custodian (or sub-custodian) or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans under the 1940 Act.

MORTGAGE-RELATED SECURITIES

   The Fund may invest in mortgage-related securities, including those representing an undivided ownership interest in a pool of mortgages, such as certificates of the GNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. The average life of a mortgage-related security varies with the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of prepayments, mortgage refinancings or foreclosure. Mortgage prepayment rates are affected by various factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments.

   Government securities with nominal remaining maturities in excess of 3 1/2 years that have variable or floating interest rates or demand or put features may nonetheless be deemed to have remaining maturities of 3 1/2 years or less so as to be permissible investments for the Fund as follows: (a) a government security with a variable or floating rate of interest will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate; (b) a government security with a demand or put feature that entitles the holder to receive the principal amount of the underlying security at the time of or sometime after the holder gives notice of demand or exercise of the put will be deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand or exercise of the put; and
(c) a government security with both a variable or floating rate of interest as described in clause (a) and a demand or put feature as described in clause (b) will be deemed to have a maturity equal to the shorter of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand or exercise of the put.

   Securities issued by GNMA are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans. In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

MUNICIPAL OBLIGATIONS

   Municipal Obligations include debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities to obtain fund for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

   The two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest, and, accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest, and the repayment of principal when due is affected by the issuer's maintenance of its tax base. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source; accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of such bonds is a function of the economic viability of such facility or revenue source. The Fund may include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

   Certain types of Municipal Obligations (private activity bonds) are or have been issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued by privately-held or publicly-owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, under the federal tax legislation enacted in 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must treat all tax-exempt interest as an item of tax preference. Dividends paid by the Fund that are derived from interest of Municipal Obligations would be taxable to the Fund shareholders for federal income tax purposes.

   INSURED MUNICIPAL OBLIGATIONS. Certain of the Municipal Obligations held by a Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

OPTIONS

   Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/ Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way fund securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific fund securities being hedged.


   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified security falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount specifically designated may be applied to a Fund's obligation to specifically designate additional amounts in the event that the market value of the qualified security falls below 100% of the current index value times the multiplier times the number of contracts.


   A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid. In connection with a Fund qualifying as a regulated investment company under the Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time.

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The adviser believes that the position limits established by the exchanges will not have any adverse impact upon the Fund.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Fund's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's holdings will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund holdings does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate fund securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank pending settlement of the sale of securities in its fund and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money," a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

REPURCHASE AGREEMENTS

   Repurchase agreements will be entered into only with commercial banks or brokers-dealers considered by the Trust to be creditworthy. The Trustees of the Trust will monitor each Fund's repurchase agreement transactions periodically and, with the Fund's investment advisers, will consider standards which the investment advisers will use in reviewing the creditworthiness of any party to a repurchase agreement with a Fund.

   The use of repurchase agreements involves certain risks. For example, if the seller under a repurchase agreement defaults on its obligation to repurchase the underlying instrument at a time when the value of the instrument has declined, a Fund may incur a loss upon its disposition. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a bankruptcy court may determine that the underlying instrument is collateral for a loan by the Fund and therefore is subject to sale by the trustee in bankruptcy. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying instrument. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

   REVERSE REPURCHASE AGREEMENTS. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

   BANK OBLIGATIONS. For purposes of a Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches.


SECURITIES LENDING

   The Emerging Markets and International Funds may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral. When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the adviser believes the consideration to be earned justifies the attendant risks.


STAND-BY COMMITMENTS

   Under a stand-by commitment, a dealer or bank agrees to purchase from the Fund, at the Fund's option, specified Municipal Obligations at their amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be sold, transferred or assigned by the Fund only with the underlying Municipal Obligation. The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for Fund securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

   The Fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the adviser's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. The Fund would acquire stand-by commitments solely to facilitate Fund liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value.

SWAP AGREEMENTS


   The Bond Fund may enter into interest rate, index and currency exchange rate and credit default swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fixed basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's assets.


   Whether a Fund's use of swap agreements enhance the Fund's total return will depend on the adviser's ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The adviser will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain restrictions imposed on the Fund by the Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the Commodity Futures Trading Commission ("CFTC"). To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.


VARIABLE AND FLOATING RATE SECURITIES

   The Emerging Markets Fund and International Fund may invest in securities with variable and floating rates. Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as "Variable Rate Securities." The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

   Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Fund paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS


   When a Fund agrees to purchase securities on a when-issued or delayed-delivery basis, the Fund will specifically designate on its accounting records cash, U.S. Government securities or other liquid high-grade debt obligations equal to the amount of the purchase or the commitment. The market value of the specifically designated assets will be monitored and if such market value declines, the Fund will be required subsequently to designate additional assets in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. Because a Fund will set aside cash or liquid high-grade debt securities in the manner described, the Fund's liquidity and ability to manage its fund might be affected in the event its when-issued purchases or delayed-delivery commitments ever exceeded 25% of the value of its assets.


   A Fund will make commitments to purchase securities on a when-issued basis or delayed delivery basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss. When a Fund engages in when-issued and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

   The value of the securities underlying a when-issued purchase or a delayed delivery to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund's net asset value starting on the day a Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a delayed delivery of the sale of securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.


ZERO COUPON, STEP COUPON AND PAY-IN-KIND SECURITIES

   Within the parameters of its specific investment policies, the Emerging Markets Fund and International Fund may invest up to 10% of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holders to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

   Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrue during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to quality as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings which might cause the Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which the Fund expenses could be allocated and to reduce the rate of return for the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

   Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.


                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and/or as total return of the Funds, or class thereof.


   The Funds may, from time to time, include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, each Fund or Class of Funds may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, Pensions & Investments, Institutional Investor, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poor's, The Outlook, and Personal Investor. The Funds may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500(R) Index"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers 1-3 year Government Bond Index, IBC Donoghue Money Fund Report, Merrill Lynch 1-2.99 Year Medium Quality Corporate Bonds Index, Merrill Lynch 1-year Treasury Bill, Lehman Brothers Corporate Index and T-Bond Index.

   Advertisements, sales literature, and other communications may contain information about the Funds' advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time, the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in Class X Shares or Class Y Shares of the Fund during the particular time period in which the calculations are based. Performance information should be considered in light of a particular Fund's investment objectives and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Investment results will vary from time to time and are not identical to the past portfolio investments of the Fund which previously existed as separate accounts.

YIELD


   Quotations of yield for a Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund on the last day of the period, according to the following formula:

   YIELD = 2[((a-b) + 1)(6)  - 1]
            -------
              cd

   where,
   a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and
   d = the maximum offering price per share on the last day of the period.


   The yields for each class of shares for the Funds below for the indicated 30-day period ended December 31, 2005 were as follows:

                                CLASS X SHARES            CLASS Y SHARES
                                --------------            --------------
Bond Fund                           _____ %                    _____ %
Low-Duration Bond Fund              _____ %                    _____ %


TOTAL RETURN


   Standardized quotations of average annual total return for Class X Shares or Class Y Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class X Shares or Class Y Shares over periods of 1, 5 and 10 years (or up to the life of the class of shares), calculated for each class separately pursuant to the following formula:
P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis) and assume that all dividends and distributions are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.


   The manner in which total return will be calculated for public use is described above. The following table contains total return figures for the Bond Fund based on the Fund's past performance as a separate investment account of Phoenix Life Insurance Company, for periods before the Fund's registration statement became effective (March 1, 1996). This performance data may be relevant as each such separate account was managed, in all material respects, using substantially the same investment objectives, policies and restrictions as those used by the Fund. The separate investment account was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the separate investment account had been registered under the 1940 Act, the separate investment account's performance may have been adversely affected. Standardized average annual total return of each class shall be calculated for the preceding one, five and ten year periods by including the corresponding separate account's total return calculated in accordance with formulas specified by the SEC. The performance of the separate account has been restated to reflect the deduction of the fees and expenses of the classes of the Funds described in the Prospectus.


               AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 2005

                                                                YEAR ENDED       5 YEARS ENDED      10 YEARS ENDED
BOND FUND                                                        12/31/05           12/31/05            12/31/05
                                                                 --------           --------            --------
     Class X
         Return Before Taxes                                            %                  %                   %
         Return after Taxes on Distribution                             %                  %                   %
         Return After Taxes on Distributions
          and Sale of Fund Shares                                       %                  %                   %
     Class Y
         Return Before Taxes                                            %                  %                   %

                                                                                COMMENCEMENT OF
LOW DURATION BOND FUND                                                     OPERATIONS TO 12/31/05(a)
                                                                           -------------------------
     Class X
         Return Before Taxes                                                          ___%
         Return After Taxes on Distributions                                          ___%
         Return After Taxes on Distributions and Sale of Fund Shares                  ___%
     Class Y
         Return Before Taxes                                                          ___%
---------------------
(a) Since February 28, 2005


   NOTE: Average annual total return assumes a hypothetical initial payment of $1,000. At the end of each period, a total redemption is assumed. The ending redeemable value is divided by the original investment to calculate total return. Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


                               PORTFOLIO TURNOVER


   Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of the Fund's shares and by requirements which enable the Fund to receive certain favorable tax treatment. Historical turnover rates can be found under the heading "Financial Highlights" in the Trust's prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE


   The adviser or subadviser, as appropriate, (throughout this section "adviser"), places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. In effecting portfolio transactions for the Funds, the adviser adheres to the Funds' policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The adviser may cause the Funds to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Funds or to the adviser are considered to be in addition to and not in lieu of services required to be performed by the adviser under its contract with the Funds and may benefit both the Funds and other clients of the adviser. Conversely, brokerage and research services provided by brokers to other clients of the adviser may benefit the funds.


   If the securities in which the Funds invest are traded primarily in the over-the-counter market, where possible, the Funds will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes.


   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Funds (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the adviser in determining the overall reasonableness of brokerage commissions paid by the Funds. Some portfolio transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers who sell shares of the Funds.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser, and Distributor from entering into any agreement or other understanding under which the Funds direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Funds. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs share pro rata based on each Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different form that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund control, institutional marketing, retail marketing, and distribution.


   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information and for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.


PUBLIC DISCLOSURES


   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Fund's shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of the quarter with respect to the summary composition information, generally within 10 business days. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.


OTHER DISCLOSURES

   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS

   As previously authorized by the Funds' Board of Trustees and/or the Fund's executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC HOLDINGS INFORMATION

-----------------------------------------------------------------------------------------------------------
                                                                           TIMING OF RELEASE OF PORTFOLIO
 TYPE OF SERVICE PROVIDER              NAME OF SERVICE PROVIDER            HOLDINGS INFORMATION
------------------------------------- ----------------------------------- ---------------------------------
 Adviser                               Phoenix Investment Counsel, Inc.    Daily
------------------------------------- ----------------------------------- ---------------------------------

 Subadviser (Emerging Markets and      Vontobel Asset Management, Inc.     Daily
 International Funds only)

------------------------------------- ----------------------------------- ---------------------------------
 Distributor                           Phoenix Equity Planning             Daily
                                       Corporation
------------------------------------- ----------------------------------- ---------------------------------

 Custodian                             State Street Bank and Trust         Daily
                                       Company

------------------------------------- ----------------------------------- ---------------------------------
 Sub-Financial Agent                   PFPC Inc.                           Daily
------------------------------------- ----------------------------------- ---------------------------------

 Independent Registered Public         [To be named in amendment]          Annual Reporting Period: within
 Accounting Firm                                                           15 business days of end of
                                                                           reporting period


                                                                           Semiannual Reporting Period:
                                                                           within 31 business days of end
                                                                           of reporting period
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                           TIMING OF RELEASE OF PORTFOLIO
 TYPE OF SERVICE PROVIDER              NAME OF SERVICE PROVIDER            HOLDINGS INFORMATION
------------------------------------- ----------------------------------- ---------------------------------

 Typesetting Firm for Financial        GCom Solutions                      Monthly on first business day
 Reports and Forms N-Q                                                     following month end

------------------------------------- ----------------------------------- ---------------------------------
 Printer for Financial Reports         V.G. Reed & Sons                    Annual and Semiannual Reporting
                                                                           Period: within 45 days after end
                                                                           of reporting period
------------------------------------- ----------------------------------- ---------------------------------
 Proxy Voting Service                  Institutional Shareholder Services  Twice weekly on an ongoing basis
------------------------------------- ----------------------------------- ---------------------------------
 Intermediary Selling Shares of the    Merrill Lynch                       Quarterly within 10 days of
 Fund                                                                      quarter-end
------------------------------------- ----------------------------------- ---------------------------------

 Third-Party Class B Share Financer    SG Constellation LLC                Weekly based on prior week end

-----------------------------------------------------------------------------------------------------------

PUBLIC PORTFOLIO HOLDINGS INFORMATION

-----------------------------------------------------------------------------------------------------------

 Portfolio Redistribution Firms        Bloomberg, Standard & Poor's and    Quarterly, 60 days after fiscal
                                       Thompson Financial Services         quarter end
------------------------------------- ----------------------------------- ---------------------------------
 Rating Agencies                       Lipper Inc. and Morningstar         Quarterly, 60 days after fiscal
                                                                           quarter end

-----------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.


                     SERVICES OF THE ADVISER AND SUBADVISER

THE ADVISER

   Phoenix Investment Counsel, Inc. ("PIC" or "Adviser") serves as investment adviser to the Funds. PIC is located at 56 Prospect Street, Hartford, Connecticut 06115. PIC acts as the investment adviser for 14 fund companies totaling 51 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over 70 years. PIC was originally organized in 1932 as John P. Chase, Inc. As of September 30, 2005, PIC had approximately $19.3 billion in assets under management.

   All of the outstanding stock of PIC is owned by PEPCO, a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the wholly-owned asset management subsidiary of The Phoenix Companies, Inc. ("PNX"). PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06102. PEPCO, a mutual fund distributor, acts as the national distributor of the Trust's shares and as Financial Agent of the Trust. The principal office of PEPCO is located at One American Row, Hartford, Connecticut 06102.

   PXP has served investors for over 70 years. As of September 30, 2005, PXP had approximately $52.3 billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.


   The Adviser provides certain services and facilities required to carry on the day-to-day operations of each of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal, auditing and accounting services; regulatory filing fees and expenses of printing the Fund's registration statements; insurance expense; association membership dues; brokerage fees; and taxes.

   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Funds are borne by the Funds. Each Fund pays expenses incurred in its own operation. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by PEPCO under its agreement with the Trust), association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Funds will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the SEC and registering or qualifying its shares under state or other securities laws, and the expense of preparing and mailing prospectuses and reports to shareholders.

   The investment advisory agreement provides that the Adviser shall not be liable to the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any loss suffered by the Funds or by any shareholder of the Funds in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.


   As compensation for its services with respect to the Bond Fund, the Adviser receives a fee which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly at the following rates:

                 $1ST BILLION                     $2+ BILLION
                 ------------                     -----------
                    0.450%                           0.40%

   The Adviser has contractually agreed to limit total operating expenses of the Fund (excluding interest, taxes and extraordinary expenses) through April 30, 200_, so that such expenses do not exceed 0.55% for Class X Shares and 0.80% for Class Y Shares. The Adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

   There is no assurance that the Bond Fund will reach net asset levels high enough to realize reductions in the rates of the advisory fees.

   As compensation for its services with respect to the Low-Duration Bond Fund, the Adviser receives a fee which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly at the annual rate of 0.45%. The Adviser has contractually agreed to limit total operating expenses of the Fund (excluding interest, taxes and extraordinary expenses) through April 30, 200_, so that such expenses do not exceed 0.50% for Class X Shares and 0.75% for Class Y Shares. The Adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

   As compensation for its services with respect to the Emerging Markets Fund, the Adviser receives a fee which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly at the following rates:

                                 $1+ BILLION
                                 -----------
   $1ST BILLION               THROUGH $2 BILLION               $2+ BILLION
   ------------               ------------------               -----------
      1.00%                          0.95%                        0.90%

   The Adviser has contractually agreed to limit total operating expenses of the Fund (excluding interest, taxes and extraordinary expenses) through April 30, 2007, so that such expenses do not exceed 1.35% for Class X Shares and 1.60% for Class Y Shares. The Adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

   As compensation for its services with respect to the International Fund, the Adviser receives a fee which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly at the following rates:

                                 $1+ BILLION
                                 -----------
   $1ST BILLION               THROUGH $2 BILLION               $2+ BILLION
   ------------               ------------------               -----------
      0.80%                          0.75%                        0.70%

   The Adviser has contractually agreed to limit total operating expenses of the Fund (excluding interest, taxes and extraordinary expenses) through April 30, 2007, so that such expenses do not exceed 1.00% for Class X Shares and 1.25% for Class Y Shares. The Adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

   The investment advisory agreement continues in force from year to year, provided that the agreement is approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the applicable Fund. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust on behalf of the Funds or by the Adviser, on sixty (60) days written notice.

   For services to the Bond Fund during the fiscal years ended December 31, 2003, 2004 and 2005 and to the Low-Duration Bond Fund during fiscal year ended December 31, 2005, the Adviser received fees of $679,938, $728,106 and $_______, respectively, under the investment advisory agreement in effect.

   The Trust, its Adviser, Subadviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

THE SUBADVISER

   Vontobel Asset Management, Inc. ("Vontobel") is the Subadviser to the Emerging Markets and International Funds and is located at 450 Park Avenue, New York, NY 10022. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel acts as the adviser to five series of a Luxembourg investment fund that accepts investments from non-U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of September 30, 2005, Vontobel managed in excess of $3.9 billion in assets under management.

   The Subadvisory Agreement provides that the Adviser, PIC, will delegate to Vontobel the performance of certain of its investment management services under the Investment Advisory Agreement with the Emerging Markets and International Funds. Vontobel will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as Subadviser to each Fund, PIC will pay Vontobel compensation at the following annual rates calculated on the average daily net assets as follows:


                                                                        $1+ BILLION
                                                                        -----------
                                              $1ST BILLION           THROUGH $2 BILLION            $2+ BILLION
                                              ------------           ------------------            -----------
   Emerging Markets Fund                         0.50%                     0.475%                     0.45%
   International Fund                            0.40%                     0.375%                     0.35%

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

BOND FUND AND LOW-DURATION BOND FUND

   A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the Fund's 2005 annual report covering the period January 1, 2005 through December 31, 2005.

EMERGING MARKETS FUND

   The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory and subadvisory agreements. At a meeting held on November 16, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Vontobel Asset Management, Inc. (the "Subadviser").

   During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

Advisory Agreement

   Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Fund. PIC is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. In evaluating the Advisory Agreement, the Board considered a variety of information relating to the Fund and PIC. PIC personnel provided details focusing on the nature, extent and quality of services provided by PIC, cost of services and profitability to PIC, comparative fees and expenses, the possible economies of scale that might be realized due to the Fund's growth and whether fee levels were likely to reflect such economies of scale for the benefit of investors, among other things.

   Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services that would be provided by PIC and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to funds currently advised by PIC such as quarterly reports provided by PIC comparing the performance of each fund advised by it with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for each fund were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and each fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC would be responsible for the general oversight of the investment programs of the Fund and the monitoring of the Fund's Subadviser's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the past experience of PIC and its representatives in supervising other subadvisers. With respect to performance monitoring, the Board noted that PIC will utilize the same investment committee review process that it used for other PIC managed funds. With respect to compliance monitoring, the Board noted that PIC intended to utilize a similar process that it used to monitor other PIC managed funds by requiring quarterly compliance certifications from the Subadviser and by conducting compliance due diligence visits at the Subadviser. The

Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients. The Board also noted the extent of benefits that would be provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that would be provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

   Investment Performance. Because the Fund had not commenced operations, the Board could not evaluate prior investment performance for the Fund. However the Board did review prior performance of similarly managed accounts managed by the Fund's Subadviser as described below under the "Subadvisory Agreement".

   Profitability. The Board also considered the level of profits to be realized by PIC and its affiliates in connection with the operation of the Fund. With respect to the cost of services and profits to be realized by PIC, the Board noted that, although Fund total expenses were expected to be approximately 1.54% for Class X shares and 1.79% for Class Y shares, management had voluntarily agreed to waive fees or reimburse expenses so that Class X share expenses would not exceed 1.35% and Class Y share expenses would not exceed 1.60%. The Board noted that, due to the reimbursements proposed and the cost to PIC of paying the Subadviser a fee equal to 50% of the management fee or 0.50%, the net fee to PIC would be less than 0.31%. The Board, therefore, concluded that the profitability to PIC from the Fund was reasonable.

   Management Fee and Total Expenses. The Board also considered the management fee for the Fund as well as the Fund's projected total Fund expenses. With respect to the proposed management fee, the Board noted that the fee included breakpoints based on the amount of assets under management starting at 1.00% for assets up to $1 billion and decreasing to 0.90% for assets over $2 billion. After being provided with information from management which compared the Fund's proposed fee with a group of competing funds with similar investment strategies, the Board noted that, although the initial management fee of 1.00% was slightly above the median for the peer group, after fee waivers the projected total expenses of the Fund would be 1.35%, slightly more than the median total expenses for the peer group of 1.25%. The Board then concluded that the management fee and projected total expenses for the Fund were reasonable.

   Economies of Scale. In addition to the potential economies of scale that might be achieved as a result of the management fee schedule, the Board noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that, because the management fee would decrease based on the amount of assets under management and the potential for additional economies of scale, the shareholders would have the opportunity to benefit from these economies of scale.

Subadvisory Agreement

   Pursuant to the Subadvisory Agreement between PIC and the Subadviser, the Subadviser will provide the day to day investment management for the Fund. In evaluating the Subadvisory Agreement, the Board considered a variety of information relating to the Fund and the Subadviser. In this regard, the Board considered the nature, extent and quality of services provided by the Subadviser, comparative fees and expenses and the investment performance of similarly managed funds or accounts, among other things.

   Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services that would be provided by the Subadviser to the Fund and its shareholders was reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadviser and the Subadviser's parent company Vontobel Group. In this regard, the Board noted that the Subadviser had over 20 years of experience as an investment adviser and was part of one of the largest independent asset managers in Europe, established in 1924, with approximately $45 billion under management. Consideration was also given to the portfolio manager's background and general method of compensation. With respect to the portfolio manager's background, the Board was satisfied with the 16 years of investment experience of the proposed portfolio manager and noted that he had been employed by the Subadviser since 1994. With respect to method of compensation, the Board noted that a primary factor in the Subadviser's determination of the amount of bonus compensation to the portfolio manager was the relative investment performance of the funds that he managed which would align his interests with those of the Fund's shareholders. The Board also noted the extensive experience of analysts, traders and other support personnel that would work with the portfolio manager. The Board was also satisfied with the quality of the investment process discussed by members of the Subadviser at the Board meeting. The Board also considered the adequacy of the Subadviser's compliance program. Relying upon representations made by management, the Fund's CCO and legal counsel as to the adequacy of the Subadviser's compliance policies, the Board was satisfied with the Subadviser's processes governing investment compliance, style drift from stated objectives and personal trading practices.

   Investment Performance. Because the Fund had not commenced operations, the Board could not evaluate prior investment performance for the Fund. However the Board did review prior performance of a composite of accounts managed by the Subadviser in a similar strategy to the Fund. The Board concluded that the Subadviser's prior investment performance history had generally been good noting that, as of June 30, 2005, it's composite performance was greater than the Fund's proposed benchmark for each of the 1, 3, 5 and 10 year periods and slightly less than the benchmark for the year-to-date period.

   Profitability. The Board also considered the level of profits anticipated by the Subadviser in connection with management of the Fund. Recognizing that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results, the Board considered the expense allocations and profit to the Subadviser to be reasonable.

   Subadvisory Fee. The Board also considered the subadvisory fee paid to the Subadviser. The Board noted that the subadvisory fee would be paid by PIC and not by the Fund. In considering the subadvisory fee, management furnished the Board with comparative fee information for subadvised funds with similar investment strategies and distributed in similar channels to that of the Fund. The Board noted that, because the subadvisory fee was 50% of the Fund management fee and because the management fee included breakpoints at $1 billion, $1 to $2 billion and over $2 billion, the subadvisory fee might also produce economies of scale as the Fund's assets grew. The Board noted that, based on the comparative information furnished by management, the subadvisory fee which began at 0.50% would be equal to the fee of 0.50% for the peer group. The Board then concluded that the subadvisory fee for the Fund was reasonable.

   Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Funds' shareholders but noted that the economies would most likely be generated at the fund level and that any economies of scale at the Subadviser would benefit PIC directly and the Fund only indirectly.

INTERNATIONAL FUND

   The Board of Trustees is responsible for determining whether to approve the Fund's investment advisory and subadvisory agreements. At a meeting held on November 16, 2005, the Board, including a majority of the independent Trustees, approved the investment advisory agreement (the "Advisory Agreement") between Phoenix Investment Counsel, Inc. ("PIC") and the Fund and the investment subadvisory agreement (the "Subadvisory Agreement") between PIC and Vontobel Asset Management, Inc. (the "Subadviser").

   During the review process, the Board received assistance and advice from, and met separately with, independent legal counsel. In approving each agreement, the Board, including a majority of the independent Trustees, determined that the fee structure was fair and reasonable and that approval of each agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board's decision.

Advisory Agreement

   Pursuant to the Advisory Agreement between PIC and the Fund, PIC provides advisory services to the Fund. PIC is an indirect wholly-owned subsidiary of Phoenix Investment Partners, Ltd. In evaluating the Advisory Agreement, the Board considered a variety of information relating to the Fund and PIC. PIC personnel provided details focusing on the nature, extent and quality of services provided by PIC, cost of services and profitability to PIC, comparative fees and expenses, the possible economies of scale that might be realized due to the Fund's growth and whether fee levels were likely to reflect such economies of scale for the benefit of investors, among other things.

   Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services that would be provided by PIC and its affiliates to the Fund and its shareholders was reasonable. The Board's conclusion was based, in part, upon services provided to funds currently advised by PIC such as quarterly reports provided by PIC comparing the performance of each fund advised by it with a peer group and benchmark, reports provided by PIC showing that the investment policies and restrictions for each fund were followed and reports provided by PIC covering matters such as the compliance of investment personnel and other access persons with PIC's and each fund's code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance, information on illiquid securities and derivatives, brokerage commissions and presentations regarding the economic environment and general investment outlook. The Board noted that PIC would be responsible for the general oversight of the investment programs of the Fund and the monitoring of the Fund's Subadviser's investment performance and its compliance with applicable laws, regulations, policies and procedures. In this regard, the Board considered the past experience of PIC and its representatives in supervising other subadvisers. With respect to performance monitoring, the Board noted that PIC will utilize the same investment committee review process that it used for other PIC managed funds. With respect to compliance monitoring, the Board noted that PIC intended to utilize a similar process that it used to monitor other PIC managed funds by requiring quarterly compliance certifications from the Subadviser and by conducting compliance due diligence visits at the Subadviser. The Board also considered the experience of PIC having acted as an investment adviser to mutual funds for over 70 years and its current experience in acting as an investment adviser to over 50 mutual funds and several institutional clients. The Board also noted the extent of benefits that would be provided Fund shareholders from being part of the Phoenix family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. The Board also considered the transfer agent and shareholder services that would be provided to Fund shareholders by an affiliate of PIC, noting continuing improvements by management in the scope and quality of services and favorable reports on such service conducted by third parties.

   Investment Performance. Because the Fund had not commenced operations, the Board could not evaluate prior investment performance for the Fund. However the Board did review prior performance of similarly managed accounts managed by the Fund's Subadviser as described below under the "Subadvisory Agreement".

   Profitability. The Board also considered the level of profits to be realized by PIC and its affiliates in connection with the operation of the Fund. With respect to the cost of services and profits to be realized by PIC, the Board noted that, although Fund total expenses were expected to be approximately 1.24% for Class X shares and 1.49% for Class Y shares, management had voluntarily agreed to waive fees or reimburse expenses so that Class X share expenses would not exceed 1.00% and Class Y share expenses would not exceed 1.25%. The Board noted that, due to the reimbursements proposed and the cost to PIC of paying the Subadviser a fee equal to 50% of the management fee or 0.40%, the net fee to PIC would be less than 0.16%. The Board, therefore, concluded that the profitability to PIC from the Fund was reasonable.

   Management Fee and Total Expenses. The Board also considered the management fee for the Fund as well as the Fund's projected total Fund expenses. With respect to the proposed management fee, the Board noted that the fee included breakpoints based on the amount of assets under management starting at 0.80% for assets up to $1 billion and decreasing to 0.70% for assets over $2 billion. After being provided with information from management which compared the Fund's proposed fee with a group of competing funds with similar investment strategies, the Board noted that, although the initial management fee of 0.80% was slightly above the median for the peer group, after fee waivers the projected total expenses of the Fund would be 1.00%, slightly less than the median total expenses for the peer group of 1.03%. The Board then concluded that the management fee and projected total expenses for the Fund were reasonable.

   Economies of Scale. In addition to the potential economies of scale that might be achieved as a result of the management fee schedule, the Board noted that it was likely that PIC and the Fund would achieve certain economies of scale as the assets grew covering certain fixed costs. The Board concluded that, because the management fee would decrease based on the amount of assets under management and the potential for additional economies of scale, the shareholders would have the opportunity to benefit from these economies of scale.

Subadvisory Agreement

   Pursuant to the Subadvisory Agreement between PIC and the Subadviser, the Subadviser will provide the day to day investment management for the Fund. In evaluating the Subadvisory Agreement, the Board considered a variety of information relating to the Fund and the Subadviser. In this regard, the Board considered the nature, extent and quality of services provided by the Subadvise-r, comparative fees and expenses and the investment performance of similarly managed funds or accounts, among other things.

   Nature, Extent and Quality of Services. The Board concluded that the nature, extent and quality of the overall services that would be provided by the Subadviser to the Fund and its shareholders was reasonable. The Board's opinion was based, in part, upon the extensive experience of the Subadviser and the Subadviser's parent company Vontobel Group. In this regard, the Board noted that the Subadviser had over 20 years of experience as an investment adviser and was part of one of the largest independent asset managers in Europe, established in 1924, with approximately $45 billion under management. Consideration was also given to the portfolio manager's background and general method of compensation. With respect to the portfolio manager's background, the Board was satisfied with the 16 years of investment experience of the proposed portfolio manager and noted that he had been employed by the Subadviser since 1994. With respect to method of compensation, the Board noted that a primary factor in the Subadviser's determination of the amount of bonus compensation to the portfolio manager was the relative investment performance of the funds that he managed which would align his interests with those of the Fund's shareholders. The Board also noted the extensive experience of analysts, traders and other support personnel that would work with the portfolio manager. The Board was also satisfied with the quality of the investment process discussed by members of the Subadviser at the Board meeting. The Board also considered the adequacy of the Subadviser's compliance program. Relying upon representations made by management, the Fund's CCO and legal counsel as to the adequacy of the Subadviser's compliance policies, the Board was satisfied with the Subadviser's processes governing investment compliance, style drift from stated objectives and personal trading practices.

   Investment Performance. Because the Fund had not commenced operations, the Board could not evaluate prior investment performance for the Fund. However the Board did review prior performance of a composite of accounts managed by the Subadviser in a similar strategy to the Fund. The Board concluded that the Subadviser's prior investment performance history had generally been good noting that, as of June 30, 2005, it's composite performance was greater than the Fund's proposed MSCI EAFE Index benchmark for each of the 1, 5 and 10 year and year-to-date periods.

   Profitability. The Board also considered the level of profits anticipated by the Subadviser in connection with management of the Fund. Recognizing that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results, the Board considered the expense allocations and profit to the Subadviser to be reasonable.

   Subadvisory Fee. The Board also considered the subadvisory fee paid to the Subadviser. The Board noted that the subadvisory fee would be paid by PIC and not by the Fund. In considering the subadvisory fee, management furnished the Board with comparative fee information for subadvised funds with similar investment strategies and distributed in similar channels to that of the Fund. The Board noted that, because the subadvisory fee was 50% of the Fund management fee and because the management fee included breakpoints at $1 billion, $1 to $2 billion and over $2 billion, the subadvisory fee might also produce economies of scale as the Fund's assets grew. The Board noted that, based on the comparative information furnished by management, the subadvisory fee which began at 0.40% would be less than the median fee of 0.50% for the peer group. The Board then concluded that the subadvisory fee for the Fund was reasonable.

   Economies of Scale. The Board also considered the existence of any economies of scale and whether those economies would be passed along to the Funds' shareholders but noted that the economies would most likely be generated at the fund level and that any economies of scale at the Subadviser would benefit PIC directly and the Fund only indirectly.

DESCRIPTION OF PROXY VOTING POLICY


   The Trust has adopted, on behalf of the Funds, a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflicts of interest in accordance with the Policy.


   The Policy stipulates that the Funds' investment adviser will vote proxies or delegate such responsibility to a subadviser. The Adviser or Subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-cases basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.


   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.


   o Social and Corporate Responsibility Issues--the Adviser or Subadviser will generally vote against shareholder social and environmental issue proposals.

   The Trust and its delegates seek to avoid actual or perceived conflicts of interest between Fund shareholders, on the one hand, and those of the Adviser, Subadviser, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC's Web site at http://www.sec.gov.

                               PORTFOLIO MANAGERS

COMPENSATION OF PORTFOLIO MANAGERS OF PHOENIX INVESTMENT COUNSEL, INC. (ADVISER TO THE BOND AND LOW-DURATION BOND FUNDS)

   Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a Long-Term Incentive Compensation program to defer their compensation and reduce tax implications.

   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

   (1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmark(s) and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

                    FUND                  BENCHMARK(S) AND/OR PEER GROUPS
                    ----                  -------------------------------
           Bond Fund                  Lehman Universal Bond Index
           Low-Duration Bond Fund     Lipper Short Intermediate Investment Grade
                                      Debt Funds


   (2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

   (3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

   The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

COMPENSATION OF PORTFOLIO MANAGERS OF VONTOBEL ASSET MANAGEMENT, INC. (SUBADVISER TO THE EMERGING MARKETS AND INTERNATIONAL FUNDS)

   The portfolio manager for the Emerging Markets Fund and the International Fund (the "Funds") are compensated by the Funds' subadviser, Vontobel Asset Management, Inc. The portfolio manager's compensation consists of three components. The first component is base salary, which is fixed. The second component of compensation is a discretionary performance bonus which is partly determined by using three rolling performance numbers of the products managed by that portfolio manager versus the respective benchmark of each product and partly determined by senior management. The third component of compensation is a small percentage of the gross revenues received by Vontobel which are generated by the products that the portfolio manager manages.

   The portfolio manager does not receive any compensation directly from the Funds or the Adviser.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OF THE FUNDS AND POTENTIAL CONFLICTS OF INTEREST

   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of each fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Funds and/or such other accounts. The Board of Trustees has adopted on behalf of the Funds policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Funds' shareholders. The Adviser and Subadviser are required to certify their compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Funds' most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of a Fund and the investment strategy of other accounts managed by the portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

   The following table provides information as of December 31, 2005 regarding any other accounts managed by the portfolio managers for each of the Funds as named in the prospectus. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

[Numbers to be filed by amendment]

                                                        NUMBER OF AND TOTAL
                               NUMBER OF AND TOTAL     ASSETS OF OTHER POOLED    NUMBER OF AND TOTAL
                              ASSETS OF REGISTERED       INVESTMENT VEHICLES       ASSETS OF OTHER
PORTFOLIO MANAGER             INVESTMENT COMPANIES             (PIVS)                 ACCOUNTS
-----------------             --------------------             ------                 --------
David L. Albrycht                      /$                        /$                      /$
Rajiv Jain                             /$                        /$                      /$
Christopher J. Kelleher                /$                        /$                      /$
James D. Wehr                          /$                        /$                      /$

   Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations and collateralized debt obligations.

   [As of December 31, 2005, the portfolio managers did not manage any accounts with respect to which the advisory fee is based on the performance of the account, nor do they manage any hedge funds.]

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS

   The following table sets forth the dollar range of equity securities owned as of December 31, 2005 by each portfolio manager in the Funds described in the prospectus that he manages.

[Numbers to be filed by amendment].

                                        DOLLAR RANGE OF EQUITY SECURITIES
   PORTFOLIO MANAGER                 BENEFICIALLY OWNED IN EACH FUND MANAGED
   -----------------                 ---------------------------------------
   David L. Albrycht
   Christopher J. Kelleher
   James D. Wehr

[Dollar ranges to be used: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000,
$100,001-$1,000,000, Over $1,000,000.]

   Since the Emerging Markets and International Funds have been in existence only since the date of this SAI, the portfolio manager for those Funds does not currently hold any shares in the Funds.

                                 NET ASSET VALUE


   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "NYSE") on days when the NYSE is open for trading. The NYSE will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Funds do not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor may not be able to purchase or sell shares of the Funds. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the SEC. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the official closing price on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the fund securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees, although the actual calculations may be made by persons acting according to policies and procedures approved by the Trustees.


                                HOW TO BUY SHARES


   The Funds offer Class X Shares and Class Y Shares without any sales charges to institutional investors, such as pension funds, profit sharing plans, investment advisers, endowments, foundations and corporations. The minimum initial investment for Class X Shares of the Low-Duration Bond Funds is $3 million and the minimum initial investment for Class X Shares of the Emerging Markets and International Funds is $1 million. The minimum initial investment for Class Y Shares of the Bond, Emerging Markets and International Funds is $1 million and the minimum initial investment for Class Y Shares of the Low-Duration Bond Fund is $3 million. Completed applications for the purchase of shares should be mailed to Phoenix Institutional Mutual Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


   The minimum subsequent investment for each class is $100. Shares are sold at the net asset value per share next computed after a completed application or purchase order is received by State Street Bank and Trust Company together with good and sufficient funds therefor (certified checks, federal fund wires, and automated clearing house transactions ("ACH")). Completed orders received by State Street Bank and Trust Company or an authorized agent on a business day prior to the close of trading of the NYSE (normally 4:00 PM eastern time) will be processed based on that day's closing net asset value. Shares purchased will be recorded electronically in book-entry form by the Transfer Agent. No share certificates are available. Sales of shares may be made through broker-dealers, pension consultants or other qualified financial agents/institutions.

   The minimum initial investment amounts for the purchase of Fund shares shall be waived with respect to purchases by: trust companies, bank trust departments, broker-dealers, financial planners and investment advisers for portfolios over which such entity charges an account management fee and which are held in a fiduciary, agency, advisory, custodial or similar capacity; or institutional investors where the amounts invested represent the redemption proceeds from the reorganization or merger of other investment companies.

   PEPCO will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. PEPCO intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination. No trail fees are payable to broker-dealers or others in connection with the purchase, sale or retention of Class X Shares.

   PEPCO may pay broker-dealers and financial institutions exempt from registration pursuant to the 1934 Act, as amended, and related regulations ("exempt financial institutions"), from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

                                                      PAYMENT TO
           PURCHASE AMOUNT                           BROKER-DEALER
           ---------------                           -------------
       $0 to $5,000,000                                  0.50%
       $5,000,001 to $10,000,000                         0.25%
       $10,000,001 or more                               0.10%

   If part of any investment is subsequently redeemed within one year of the investment date, the broker-dealer or exempt financial institution will refund to PEPCO any such amounts paid with respect to the investment. PEPCO will sponsor training and educational meetings and provide to all qualifying agents, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Broker-dealers or exempt financial institutions other than PEPCO may also levy customary additional charges to shareholders for their services in effecting transactions, if they notify the Fund of their intention to do so.

EXCHANGE PRIVILEGES


   Shareholders may exchange Class X Shares or Class Y Shares held in book-entry form for shares of the same class of any other "Affiliated Phoenix Fund" provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's principal place of business; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the shares to be acquired must equal or exceed the minimum initial or subsequent investment amount, as applicable, after the exchange is implemented; and (5) the shareholder is qualified to acquire Fund shares in accordance with the limitations described in this SAI. An "Affiliated Phoenix Fund" refers to the Phoenix Funds, or any other mutual fund advised, subadvised and distributed by the Adviser, Distributor, or any of their corporate affiliates.

   The Funds reserve the right to refuse exchange privileges by any person or broker-dealer if, in the Fund's or Adviser's opinion, (a) the exchange would adversely affect the Fund's ability to invest according to its investment objectives and policies; (b) the Fund believes that a pattern of exchanges coincides with a "market timing" strategy (see "Disruptive Trading and Market Timing" in the Funds' prospectus); or (c) otherwise adversely affect the Fund and its shareholders. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving written notice to shareholders at least 60 days in advance. Shareholders are urged to review their constituent documents and relevant requirements in order to verify pertinent limitations imposed by retirement plan or group annuity contract exchange limits as well as restrictions imposed by governing law.


TELEPHONE EXCHANGE PRIVILEGES

   Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling (800) 814-1897 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her registered representative.


   The Funds and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing to the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Funds and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker-dealers other than PEPCO have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Funds and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. The Telephone Exchange Privilege is available only in states where shares being acquired may be legally sold.

   If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Institutional Mutual Fund, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit union, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

                              HOW TO REDEEM SHARES


   Any holder of shares of the Funds may require a Fund to redeem its shares at any time at the net asset value per share next computed after receipt of a redemption request in proper written form by State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301, ATTN: Phoenix Institutional Mutual Funds, or by an authorized agent. To be in proper form to redeem shares,
(1) the signature(s) of duly authorized representative(s) of the shareholder must appear in the appropriate place upon the stock power; (2) the stock power or any related instruction transmittal must specify the name and account number of the shareholder exactly as registered; (3) the name of the Fund; and (4) and all such signatures must be guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent. The signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the Funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Signature(s) must also be guaranteed on any change of address request submitted in conjunction with any redemption request. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, or if redemption is requested by anyone other than the shareholder(s) of record. Redemption requests will not be honored until all required documents in proper form have been received.


   In addition, the Funds maintain a continuous offer to repurchase their respective shares, and shareholders may normally sell their shares through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The redemption price in such case will be the price as of the close of trading of the NYSE on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Distributor prior to the close of its business. No charge is made by the Funds on redemptions, but shares tendered through investment dealers may be subject to service charge by such dealers. Payment for shares redeemed will be made within three days after receipt of the duly endorsed share certificates (if issued) or written request; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank which may take up to 15 days after receipt of the check.

TELEPHONE REDEMPTION PRIVILEGES

   Unless a shareholder elects in writing not to participate in the Telephone Redemption Privilege, shareholders may redeem shares valued at up to $100,000 by calling (800) 814-1897. The Funds and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Funds and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker-dealers other than PEPCO have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized person or third party that the Funds and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time without prior notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be suspended temporarily and a shareholder should submit a written redemption request, as described above.

   If the amount of the redemption is $500 or more, the proceeds may be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.

   Telephone redemption orders received and accepted by Transfer Agent on any day when Transfer Agent is open for business will be entered at the next determined net asset value. However, telephone redemption orders received and accepted by Transfer Agent after the close of trading hours on the NYSE will be executed on the following business day. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days after receipt of the check.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows shareholders to periodically redeem a portion of their shares on predetermined monthly, quarterly, semiannual or annual dates. In order to participate in the Program, shareholders must provide written notice to the Transfer Agent specifying (a) the frequency in which Program redemptions are to occur, (b) the routing in which proceeds are to be directed into the shareholder's account, and
(c) the priority among Funds and classes of shares in which redemptions are to occur.

   Except as provided below, Program payments will be made on or about the 20th day of the month during the frequency period selected by the shareholder. Program payments may also be processed through Automated Clearing House ("ACH") to the shareholder's account on or about the 10th, 15th or 25th day of each month. Participants may not redeem sums in any period in excess of the equivalent of 1% of aggregate Fund holdings (at the net asset value on the date of redemption) during each month. Program redemptions will only be effected after the Fund has assured itself that good payment has been received for the purchase of shares which are to be redeemed.

   Class X shareholders participating in the Program must at all times own shares of the Fund worth $100,000 or more in the aggregate as determined by the then current net asset value per share. Class Y shareholders participating in the Program must at all times own shares of the Fund worth $50,000 or more in the aggregate as determined by the then current net asset value per share. A shareholder's participation in the Program will also automatically terminate if redemptions are made outside the Program.

REDEMPTION-IN-KIND

   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. The Funds have elected to pay in cash all requests for redemption by any shareholder of record, but may limit such cash in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the applicable Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits its withdrawal. In case of a redemption in kind, securities delivered in payment for shares would be valued at the same value assigned to them in computing the net asset value per share of the Funds. A shareholder receiving such securities would incur brokerage costs when selling the securities.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its taxable and, if any tax-exempt net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 15%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its net capital gains as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the fund so elects). Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for a Fund to pay the excise tax. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for a Fund to qualify as a RIC. Among these requirements, a Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC a Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income, to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by a Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxed on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any share and such share is held for less than six months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high fund turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to RICs. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES

   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, a Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as a RIC.

TAXATION OF DERIVATIVES

   Many futures contracts and foreign currency contracts entered into by a Fund and all listed nonequity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position is treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss recognized as 60% is long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by a Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If a Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the Internal Revenue Service ("IRS") or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such receivables or pays such liabilities generally are treated as ordinary gain or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S. issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Funds intend to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of a Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

SALE OR EXCHANGE OF FUND SHARES

   Gain or loss will be recognized by a shareholder upon the sale of his shares in a Fund or upon an exchange of his shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Pursuant to IRS Regulations, the Funds may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Funds, (ii) those about whom notification has been received (either by the shareholder or the Funds) from the IRS that they are subject to backup withholding or (iii) those who, to the Funds' knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS

   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in a Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

                                 THE DISTRIBUTOR


   PEPCO, which has undertaken to use its best efforts to find purchasers for shares of the Funds, serves as the national distributor of the Funds' shares. PEPCO is located at One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. Shares of each Fund are offered on a continuous basis. Pursuant to an Underwriting Agreement covering all classes of shares and distribution methods, the Distributor will purchase shares of the Funds for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. PEPCO may also sell Fund shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with PEPCO. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.


   From its own resources and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target.

   The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.

ADMINISTRATIVE SERVICES


   PEPCO also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Funds. For its services, PEPCO will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. ("PFPC"), as subagent, plus (2) the documented cost to PEPCO to provide tax services and to oversee the subagent's performance. The current fee schedule of PFPC is based upon the aggregate daily net asset values of all funds serviced by PFPC, at the following annual rates:

                 First $5 billion                        0.060%
                 $5 Billion to $15 billion               0.050%
                 Greater than $15 billion                0.030%

   Percentage rates are applied to the aggregate daily net asset value of all the funds serviced by PFPC. Certain minimum fees may apply. Total fees paid by PEPCO to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. For its services during the Funds' fiscal year ended December 31, 2003, 2004 and 2005, PEPCO received $132,268, $131,592 and $_______, respectively.

   In addition, pursuant to an agreement between PEPCO, the Fund's Transfer Agent, and State Street Bank and Trust Company ("State Street"), State Street has been appointed subagent to perform certain shareholder servicing functions for the Funds. For performing such services State Street receives a monthly fee from PEPCO.

                                DISTRIBUTION PLAN


   The Trust has adopted a distribution plan on behalf of each Fund's Class Y Shares pursuant to Rule 12b-1 of the 1940 Act (the "Plan"). The Plan permits the Funds to compensate the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of Class Y Shares of the Funds. Pursuant to the Plan, the Funds shall pay the Distributor an amount equal to 0.25% of the average daily net assets of the Class Y Shares for providing services to Class Y shareholders, including assistance in connection with inquiries related to shareholder accounts. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plan shall be paid to the distributor of the fund of funds.


   PEPCO will retain all or a portion of the continuing distribution fee assessed to Class Y shareholders to finance commissions and related marketing expenses. PEPCO intends to pay broker-dealers and exempt financial institutions with whom it has a sales agreement a service fee of 0.25% of the average daily net asset value of Class Y Shares sold by such broker-dealers and exempt financial institutions, subject to future amendment or termination.


   In order to receive payments under the Plan, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's Class Y shareholders, or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant, or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment, or other processing.

   On a quarterly basis, the Trustees of the Trust review a report on expenditures under the Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plan will be continued. By its terms, continuation of the Plan from year to year is contingent on annual approval by a majority of the Trustees of the Trust and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any related agreements (the "Plan Trustees"). The Plan provides that it may not be amended to increase materially the costs which the Funds may bear pursuant to the Plan without approval of the Class Y shareholders of the Fund and that other material amendments to the Plan must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding Class Y Shares of the Funds.

   For the fiscal year ended December 31, 2005, the Bond Fund and the Low-Duration Bond Fund paid Rule 12b-1 Fees in the amount of $_____, of which PEPCO received $_ and unaffiliated broker-dealers received $_____. Distributor expenses under the Plans consisted of: (1) compensation to dealers, $_____; (2) compensation to sales and shareholder services personnel, $_____; (3) advertising costs, $_____; (4) printing and mailing prospectuses to other than current shareholders, $____; (5) service costs, $____; and (6) other expenses, $____.


   No interested persons of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plan.

                             MANAGEMENT OF THE TRUST


   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS

   The Trustees are responsible for the overall management of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust, except for Messrs. Dill and Romans who are each serving a two-year term expiring April 29, 2006.

                              INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------

E. Virgil Conway                   Served since          54         Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          1996.                            (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                     (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                  New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                         (Director/Trustee) (1975-2004) (Honorary) (2004-present),
                                                                    Pace University (Director/Trustee) (1978-2003) (Director/Trustee
                                                                    Emeritus) (2003-present), Greater New York Councils, Boy Scouts of America (1985-present), The Academy of Political Science
                                                                    (Vice Chairman) (1985-present), Urstadt Biddle Property Corp.
                                                                    (1989-present), Colgate University (Trustee Emeritus)
                                                                    (2004-present). Director/Trustee, The Harlem Youth Development
                                                                    Foundation, (Chairman) (1998-2002), Metropolitan Transportation
                                                                    Authority (Chairman) (1992-2001), Trism, Inc. (1994-2001),
                                                                    Consolidated Edison Company of New York, Inc. (1970-2002),
                                                                    Atlantic Mutual Insurance Company (1974-2002), Centennial
                                                                    Insurance Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                                    BlackRock Freddie Mac Mortgage Securities Fund (Advisory
                                                                    Director) (1990-2000), Accuhealth (1994-2002), New York Housing
                                                                    Partnership Development Corp. (Chairman) (1981-2003).

Harry Dalzell-Payne                Served since          54         Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court             1996.                            (1983-present).
Elmore, GL05, GL2 3NT U.K.
DOB: 8/9/29

S. Leland Dill                     Served since          52         Retired. Trustee, Phoenix Funds Family (1989-present).
7721 Blue Heron Way                2004.                            Trustee, Scudder Investments (55 portfolios)
West Palm Beach, FL 33412                                           (1986-present). Director, Coutts & Co. Trust Holdings
DOB: 3/28/30                                                        Limited (1991-2000), Coutts & Co. Group (1991-2000) and
                                                                    Coutts & Co. International (USA) (private banking)
                                                                    (1991-2000).

Francis E. Jeffries                Served since          55         Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           1996.                            (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                    (1987-present).
DOB: 9/23/30

Leroy Keith, Jr.                   Served since          52         Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          1996.                            (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                        portfolios). Trustee, Phoenix Funds Family
Chattanooga, TN 37402                                               (1980-present). Director, Diversapak (2002-present),
DOB: 2/14/39                                                        Obaji Medical Products Company (2002-present). Director,
                                                                    Lincoln Educational Services (2002-2004). Chairman,
                                                                    Carson Products Company (cosmetics) (1998-2000).

Geraldine M. McNamara              Served since          54         Managing Director, U.S. Trust Company of New York
U.S. Trust Company of NY           2001.                            (private bank) (1982-present). Trustee/Director, Phoenix
11 West 54th Street                                                 Funds Complex (2001-present).
New York, NY 10019
DOB: 4/17/51

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------
Everett L. Morris*                 Served since          54         Retired. Trustee/Director, Phoenix Funds Complex
164 Laird Road                     1996.                            (1991-present). Director, W.H. Reaves Utility Income Fund
Colts Neck, NJ 07722                                                (2004-present). Vice President, W.H. Reaves and Company
DOB: 5/26/28                                                        (investment management) (1993-2003).

James M. Oates**                   Served since          52         Chairman, Hudson Castle Group, Inc. (Formerly IBEX
c/o Northeast Partners             1996.                            Capital Markets, Inc.) (financial services)
150 Federal Street, Ste. 1000                                       (1997-present). Trustee, Phoenix Funds Family
Boston, MA 02109                                                    (1987-present). Managing Director, Wydown Group
DOB: 5/31/46                                                        (consulting firm) (1994-present). Director, Investors
                                                                    Financial Service Corporation (1995-present), Investors
                                                                    Bank & Trust Corporation (1995-present), Stifel Financial
                                                                    (1996-present), Connecticut River Bancorp (1998-present),
                                                                    Connecticut River Bank (1999-present), Trust Company of
                                                                    New Hampshire (2002-present). Chairman, Emerson
                                                                    Investment Management, Inc. (2000-present).
                                                                    Director/Trustee, AIB Govett Funds (six portfolios)
                                                                    (1991-2000), Command Systems, Inc. (1998-2000), Phoenix
                                                                    Investment Partners, Ltd. (1995-2001), 1Mind, Inc.
                                                                    (formerly 1Mind.com) (2000-2002), Plymouth Rubber Co.
                                                                    (1995-2003). Director and Treasurer, Endowment for
                                                                    Health, Inc. (2000-2004). Independent Chairman (since
                                                                    2005), Trustee (since 2004), John Hancock Trust. Trustee
                                                                    (since 2005), John Hancock Funds II and John Hancock
                                                                    Funds III.

Donald B. Romans                   Served since          52         Retired. President, Romans & Company (private investors
39 S. Sheridan Road                2004.                            and financial consultants) (1987-2003). Trustee, Phoenix
Lake Forest, IL 60045                                               Funds Family (1985-present). Trustee, Burnham Investors
DOB: 4/22/31                                                        Trust (five portfolios) (1967-2003).

Richard E. Segerson                Served since          52         Managing Director, Northway Management Company
Northway Management Company        1996.                            (1998-present). Trustee, Phoenix Funds Family
164 Mason Street                                                    (1983-present).
Greenwich, CT 06830
DOB: 2/16/46

Ferdinand L.J. Verdonck            Served since          52         Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                     2004.                            Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                                                EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                        Continental European Investment Trust (1998-present),
                                                                    Groupe SNEF (1998-present), Degussa Antwerpen N.V.
                                                                    (1998-present), Santens N.V. (1999-present). Managing
                                                                    Director, Almanij N.V. (1992-2003). Director, KBC Bank
                                                                    and Insurance Holding Company (Euronext) (1992-2003), KBC
                                                                    Bank (1992-2003), KBC Insurance (1992-2003), Kredietbank,
                                                                    S.A. Luxembourgeoise (1992-2003), Investco N.V.
                                                                    (1992-2003), Gevaert N.V. (1992-2003), Fidea N.V.
                                                                    (1992-2003), Almafin N.V. (1992-2003), Centea N.V.
                                                                    (1992-2003), Dutch Chamber of Commerce for Belgium and
                                                                    Luxemburg (1995-2001), Phoenix Investment Partners, Ltd.
                                                                    (1995-2001).

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
        NAME, ADDRESS AND            LENGTH OF       OVERSEEN BY                     DURING PAST 5 YEARS AND
          DATE OF BIRTH             TIME SERVED        TRUSTEE                 OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------        -------                 -----------------------------------
Lowell P. Weicker, Jr.***          Served since          52         Director, Compuware (1996-present), WWE, Inc.
P.O. Box 849                       1996.                            (2000-present), Medallion Financial New York
7 Little Point Street                                               (2003-present). President, The Trust for America's Health
Essex, CT  06426                                                    (non-profit) (2001-present). Trustee, Phoenix Funds
DOB: 5/16/31                                                        Family (1995-present). Director, UST, Inc. (1995-2004),
                                                                    HPSC Inc. (1995-2004).

  * Pursuant to the Trust's retirement policy, Mr. Morris will retire from the Board of Trustees immediately following its May 2006 meeting.

 ** Mr. Oates is a Director and Chairman of the Board and a shareholder of Hudson Castle Group, Inc. (formerly, IBEX Capital Markets, Inc.) ("Hudson"), a privately owned financial services firm. Phoenix Investment Partners, Ltd., an affiliate of the adviser, owns approximately 1% of the common stock of Hudson and Phoenix Life Insurance Company ("Phoenix Life"), also an affiliate, owns approximately 8% of Hudson's common stock.

*** Pursuant to the Trust's retirement policy, Mr. Weicker will retire from the Board of Trustees effective January 1, 2006.


                               INTERESTED TRUSTEES


   Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.


                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                    FUND COMPLEX                     PRINCIPAL OCCUPATION(S)
  NAME, ADDRESS, POSITION(S)        LENGTH OF       OVERSEEN BY                      DURING PAST 5 YEARS AND
 WITH TRUST AND DATE OF BIRTH      TIME SERVED        TRUSTEE                  OTHER DIRECTORSHIPS HELD BY TRUSTEE
 ----------------------------      -----------        -------                  -----------------------------------

*Marilyn E. LaMarche             Served since            52         Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC          2002.                              (1983-present). Trustee, Phoenix Funds Family
30 Rockefeller Plaza,                                               (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                          (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                  (1989-2005).
Trustee
DOB: 5/11/34

**Philip R. McLoughlin           Served since            76         Director, PXRE Corporation (Reinsurance) (1985-present),
Chairman                         1996.                              World Trust Fund (1991-present). Trustee/Director,
DOB: 10/23/46                                                       Phoenix Funds Complex (1989-present). Management
                                                                    Consultant (2002-2004), Chairman (1997-2002), Chief
                                                                    Executive Officer (1995-2002) and Director (1995-2002),
                                                                    Phoenix Investment Partners, Ltd. Director and
                                                                    Executive Vice President, The Phoenix Companies, Inc.
                                                                    (2000-2002).  Director (1994-2002) and Executive Vice
                                                                    President, Investments (1987-2002), Phoenix Life
                                                                    Insurance Company. Director (1983-2002) and Chairman
                                                                    (1995-2002), Phoenix Investment Counsel, Inc. Director
                                                                    (1982-2002), Chairman (2000-2002) and President
                                                                    (1990-2000), Phoenix Equity Planning Corporation.
                                                                    Chairman and Chief Executive Officer, Phoenix/Zweig
                                                                    Advisers LLC (1999-2002). Director (2001-2002) and
                                                                    President (April 2002-September 2002), Phoenix
                                                                    Investment Management Company. Director and Executive
                                                                    Vice President, Phoenix Life and Annuity Company
                                                                    (1996-2002). Director (1995-2000) and Executive Vice
                                                                    President (1994-2002) and Chief Investment Counsel
                                                                    (1994-2002), PHL Variable Insurance Company. Director,
                                                                    Phoenix National Trust Holding Company (2001-2002).
                                                                    Director (1985-2002) and Vice President (1986-2002) and
                                                                    Executive Vice President (April 2002-September 2002), PM
                                                                    Holdings, Inc. Director, WS Griffith Associates, Inc.
                                                                    (1995-2002). Director, WS Griffith Securities, Inc.
                                                                    (1992-2002).

 * Ms. LaMarche is an "interested person," as defined in the 1940 Act by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person," as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd., and its affiliates.


                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                               POSITION(S) HELD WITH
      NAME, ADDRESS AND         TRUST AND LENGTH OF                            PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH               TIME SERVED                                  DURING PAST 5 YEARS
        -------------               -----------                                  -------------------

Daniel T. Geraci               President since 2004.  Executive Vice President, Asset Management, The Phoenix Companies,
DOB: 6/12/57                                          Inc. (2003-present). President and Chief Executive Officer, Phoenix
                                                      Investment Partners, Ltd. (2003-present). President, certain funds within the Phoenix Fund Complex (2004-present). President and Chief
                                                      Executive Officer of North American Investment Operations, Pioneer
                                                      Investment Management USA, Inc. (2001-2003). President of Private
                                                      Wealth Management Group (2000-2001), Executive Vice President of
                                                      Distribution and Marketing for Fidelity Canada (1996-1998), Fidelity
                                                      Investments.

George R. Aylward              Executive Vice         Senior Vice President and Chief Operating Officer, Asset Management
DOB: 8/17/64                   President since 2004.  (2004-present), Vice President (2001-2004), The Phoenix Companies,
                                                      Inc. Executive Vice President and Chief Operating Officer (2004-present), Vice
                                                      President, Finance (2001-2002), Assistant Controller (1996-2001), Phoenix
                                                      Investment Partners, Ltd. Executive Vice President, certain funds within the
                                                      Phoenix Fund Complex (2004-present). Vice President, Phoenix Life Insurance
                                                      Company (2002-2004).

Francis G. Waltman             Senior Vice            Vice President and Chief Administrative Officer, Phoenix Investment
DOB: 7/27/62                   President since        Partners, Ltd. (2003-present). Senior Vice President and Chief
                               2004.                  Administrative Officer, Phoenix Equity Planning Corporation (1999-2004).
                                                      Senior Vice President, certain funds within the Phoenix Fund Complex
                                                      (2004-present).

Marc Baltuch                   Vice President and     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue               Chief Compliance       Vice President and Compliance Officer, certain funds in the Phoenix
New York, NY 10022             Officer since 2004.    Fund Family (2004-present). Vice President, The Zweig Total Return
DOB:  9/23/45                                         Fund, Inc. and The Zweig Fund, Inc. (2004-present). President and
                                                      Director, Watermark Securities, Inc. (1991-present). Assistant
                                                      Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                      Phoenix-Zweig Trust (1989-2003) and Secretary, Phoenix-Euclid Market
                                                      Neutral Fund (1999-2002).

Kevin J. Carr                  Vice President,        Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Counsel, Chief Legal   2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102             Officer and            Secretary, certain funds within the Phoenix Fund Complex (May
DOB: 8/30/54                   Secretary since        2005-present). Compliance Officer of Investments and Counsel,
                               2005.                  Travelers Life & Annuity (Jan. 2005-May 2005). Assistant General Counsel,
                                                      The Hartford Financial Services Group (1999-2005).

Nancy G. Curtiss               Chief Financial        Vice President, Operations (2003-Present),Vice President, Fund
DOB: 11/24/52                  Officer since 2005     Accounting (1994-2003) and Treasurer  (1996-present), Phoenix Equity
                               and Treasurer since    Planning Corporation. Treasurer (1994-present), Chief Financial
                               1996.                  Officer (2005-present), certain funds within the Phoenix Fund Complex.


The Trust has established a Consulting Committee consisting of those former Independent Trustees of the Trust who accepted the Board's invitation to become a member. The Consulting Committee provides consultation to the Board in connection with fund governance and related matters, as appropriate, in the course of the Board's deliberations. The Committee's members are appointed for a one or two-year term depending on their date of anticipated retirement from the Phoenix Funds Boards and are paid an annual stipend of $5,000, plus reasonable expenses incurred in the performance of the required services. The Consulting Committee does not meet independently from the Board and its members attend only those meetings to which they are invited by the Chairman of the Board of Trustees. The current Consulting Committee members and their business affiliations for the past five years are set forth below.

                                                         NUMBER OF FUNDS
                                         TERM OF OFFICE  IN FUND COMPLEX
                                         AND LENGTH OF   OVERSEEN BY       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, ADDRESS, AND DATE OF BIRTH         TIME SERVED     TRUSTEE           AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
--------------------------------         -----------     -------           ---------------------------------------
Eileen A. Moran                          Served since    4                 President and Chief Executive Officer, PSEG
PSEG Resources, Inc.                     1996.                             Resources Inc. (investment company)
80 Park Plaza, T-22                                                        (1990-present).
Newark, NJ 07102
D.O.B. 10/31/54

Richard A. Pavia                         Served since    4                 Currently retired.  Vice Chairman, Forest Preserve
7145 North Ionia                         1996.                             District, Cook County President Advisory Council
Chicago, IL 60646                                                          (1997-present). Special Consultant, K&D Facilities
D.O.B. 7/18/30                                                             Resource Corp. (1995-present). COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   The Audit Committee. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara, Everett L. Morris, James M. Oates, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met five times during the Trust's last fiscal year.


   The Executive and Compliance Committee. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees, as well as to act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met nine times during the Trust's last fiscal year. Each of the members is an independent trustee, except Mr. McLoughlin, who is an interested trustee.

   The Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees including as Independent Trustees and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara, Everett L. Morris, Ferdinand L.J. Verdonck and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.

   The Committee has adopted a policy for consideration of Trustee nominations recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any other candidate provided the nominee meets certain minimum requirements.


COMPENSATION


   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended December 31, 2005, the Trustees received the following compensation:

            NAME OF TRUSTEE                   AGGREGATE                TOTAL COMPENSATION FROM
            ---------------                 COMPENSATION               TRUST AND FUND COMPLEX
   INDEPENDENT TRUSTEES                      FROM TRUST             (71 FUNDS) PAID TO TRUSTEES
   --------------------                      ----------             ---------------------------
   E. Virgil Conway                            $                             $
   Harry Dalzell-Payne                         $                             $
   S. Leland Dill                              $                             $
   Francis E. Jeffries                         $*                            $

            NAME OF TRUSTEE                   AGGREGATE                TOTAL COMPENSATION FROM
            ---------------                 COMPENSATION               TRUST AND FUND COMPLEX
   INDEPENDENT TRUSTEES                      FROM TRUST             (71 FUNDS) PAID TO TRUSTEES
   --------------------                      ----------             ---------------------------
   Leroy Keith, Jr.                            $                             $
   Geraldine M. McNamara                       $*                            $
   Everett L. Morris                           $*                            $
   James M. Oates                              $                             $
   Donald B. Romans                            $                             $
   Richard E. Segerson                         $*                            $
   Ferdinand L.J. Verdonck                     $                             $
   Lowell P. Weicker, Jr.                      $                             $

   INTERESTED TRUSTEES
   -------------------
   Marilyn E. LaMarche                         $                             $
   Philip R. McLoughlin

* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At December 31, 2005, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those Trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Jeffries, $______; Ms. McNamara, $_______; Mr. Morris, $_______ and Mr. Segerson, $______. At present, by agreement among the Trust, Phoenix Investment Partners, Ltd. ("PXP") and the electing Trustee, Trustee fees that are deferred are paid by the Trust to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Trust.


TRUSTEE OWNERSHIP OF SECURITIES


   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2004.

                                                                                                  AGGREGATE DOLLAR RANGE OF
                                                                     DOLLAR RANGE OF EQUITY       TRUSTEE OWNERSHIP IN ALL
        NAME OF TRUSTEE               DOLLAR RANGE OF EQUITY           SECURITIES IN THE        FUNDS OVERSEEN BY TRUSTEE IN
        ---------------                    SECURITIES            LOW-DURATION CORE PLUS BOND              FAMILY OF
   INDEPENDENT TRUSTEES                 IN THE BOND FUND                     FUND                   INVESTMENT COMPANIES
   --------------------                 -----------------                    ----                   --------------------
   E. Virgil Conway                           None                            None                       Over $100,000
   Harry Dalzell-Payne                        None                            None                            None
   S. Leland Dill                             None                            None                      $50,001-$100,000
   Francis E. Jeffries                        None                            None                       Over $100,000
   Leroy Keith, Jr.                           None                            None                            None
   Geraldine M. McNamara                      None                            None                       Over $100,000
   Everett L. Morris                          None                            None                       Over $100,000
   James M. Oates                             None                            None                       Over $100,000
   Donald B. Romans                           None                            None                       Over $100,000
   Richard E. Segerson                        None                            None                       Over $100,000
   Ferdinand L.J. Verdonck                    None                            None                            None
   Lowell P. Weicker, Jr.                     None                            None                            None

   INTERESTED TRUSTEES
   -------------------
   Marilyn E. LaMarche                        None                            None                            None
   Philip R. McLoughlin                       None                            None                       Over $100,000

  At _______, 2005, the Trustees and officers as a group owned less than 1% of the then outstanding shares of each Fund. Since the Emerging Markets and International Funds have been in existence only since the date of this SAI, the table above does not include these Funds.

PRINCIPAL SHAREHOLDERS


  The following table sets forth information as of , 2005 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Funds' equity securities.


NAME OF SHAREHOLDERS                                    FUND AND CLASS           PERCENTAGE OF THE CLASS    NUMBER OF SHARES
--------------------                                    --------------           -----------------------    ----------------


Board of Trustees Refrigeration Air                 Bond Fund--Class X
Conditioning & Service Division
(UA-NJ) Pension Fund
C/O I. E. Shaffer & Co.
830 Bear Tavern Road
P. O. Box 1028
West Trenton, NJ 08628-0230

Charles Quimby Ellis Blank TTES                     Bond Fund--Class X
Re-Solve Site Tr. Fund
C/O Mintz, Levin, Cohn, Ferris, Glovsky
& Popeo PC Attn: Susan Drennan
One Financial Center
Boston, MA  02111-2621

First Union National Bank                           Bond Fund--Class X
Invst Counsel for Plumbers Local 690
1525 West WT Harris Blvd.
Charlotte, NC 28262-8522

Fleet National Bank TTEE                            Bond Fund--Class X
FBO Connecticut Children's Medical Center
P. O. Box 92800
Rochester, NY 14692-8900

Glenn D. Shaffer TTEE                               Bond Fund--Class X
Plumbers & Pipefitters Local
Union No. 9 Pension Fund
C/O IE Shaffer & Co.
P.O. Box 1028,
830 Bear Tavern Road
West Trenton, NJ  08628-0230

Glenn D. Shaffer TTEE                               Bond Fund--Class X
Plumbers Local No. 24 Pension Plan
C/O IE Shaffer & Co.
830 Bear Tavern Road
West Trenton, NJ  08628-0230

John F. McLellan TTEE                               Bond Fund--Class X
Plymouth County Contributory
Retirement System
11 South Russell Street
Plymouth, MA  02360-3909

R. Renee Parenti Admin.                             Bond Fund--Class X
Asbestos Workers Local 24 Pension Plan
C/O Carday Associates
4600 Powder Mill Road, Ste 100
Beltsville, MD 20705-2647

Tyrone T. Davis, TTEE                               Bond Fund--Class Y
Christian Methodist Episcopal Church
P.O. Box 74 Memphis,
TN 38101-0074

NAME OF SHAREHOLDERS                                    FUND AND CLASS           PERCENTAGE OF THE CLASS    NUMBER OF SHARES
--------------------                                    --------------           -----------------------    ----------------

Phoenix-Partner Select Wealth Builder Fund          Bond Fund--Class Y
C/O Phoenix Equity Planning S/O
Services
ATTN Chris Wilkos
101 Munson Street
Greenfield, MA 01301-9684

Phoenix-Partner Select Wealth Guardian Fund         Bond Fund--Class Y
C/O Phoenix Equity Planning S/O
Services
ATTN Chris Wilkos
101 Munson Street
Greenfield, MA 01301-9684


                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION

   The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the shareholders may call the meeting. The Trustees will assist the shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.


   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.


   Prior to March 1, 1996, the Bond Fund existed as the Managed Bond Account (Separate Account P), a separate investment account of Phoenix, pursuant to the insurance laws of the State of New York and the laws of other states. The separate account was maintained for the purpose of investing amounts allocated thereto by Phoenix under certain group annuity contracts issued by Phoenix in connection with pension or profit-sharing plans which meet the requirements of
Section 401(a) of the Code, as amended. The separate account was not an investment company pursuant to the 1940 Act. On October 16, 1995, the Board of Directors of Phoenix approved the conversion of the separate account into a series corresponding of the Trust. As of March 1, 1996, the net assets of each separate account were transferred into the Fund in exchange for shares of that Fund which were credited to each contractholder in accordance with the value of that contractholder's separate account units as of the close of business on such date. Each separate account was then terminated.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


   [To be named in amendment], is the independent registered public accounting firm for the Trust. [To be named in amendment] audits the Trust's annual financial statements and expresses an opinion thereon.


CUSTODIAN AND TRANSFER AGENT


   State Street Bank and Trust Company, P.O. Box 351, Boston, MA 02101, serves as custodian for the assets of the Funds.


   PEPCO acts as Transfer Agent for the Funds.

REPORT TO SHAREHOLDERS


   The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An annual report, containing financial statements audited by the Trust's independent registered public accounting firm, [__________________], will be sent to shareholders each year, and is available without charge upon request.


FINANCIAL STATEMENTS


   The Financial Statements for the Institutional Bond and Low-Duration Core Plus Bond Funds' fiscal year ended December 31, 2005, appearing in the 2005 Annual Report to Shareholders are [to be filed by amendment].

                                    APPENDIX

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they Comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD AND POOR'S CORPORATION'S CORPORATE BOND RATINGS

   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

FITCH INVESTOR SERVICES, INC.

   AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

   A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

   B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

   CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

   CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

   C--Bonds are in imminent default in payment of interest or principal.

   DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

   Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs however, are not used in the "DDD", "DD", or "D" categories.

   Duff & Phelps Credit Rating Co. Rating Scale--Duff & Phelps (not affiliated with the Fund or DPIM) offers ratings for short-term and long-term debt, preferred stock, structured financings, and insurer's claims paying ability. D&P ratings are specific to credit quality, i.e., the likelihood of timely payment for principal, interest, and in the case of a preferred stock rating, preferred stock dividends. The insurance company claims paying ability ratings reflect an insurer's ability to meet its claims obligations.

LONG-TERM RATINGS

   AAA                   Highest Quality
   AA+, AA, AA-          High Quality
   A+, A, A-             Good Quality
   BBB+, BBB, BBB-       Satisfactory Quality
                           (investment grade)
   BB+, B, B-            Non-Investment Grade
   B+, B, B-             Non-Investment Grade
   CCC                   Speculative

                       PHOENIX INSTITUTIONAL MUTUAL FUNDS

                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS

       a. Agreement and Declaration of Trust of the Registrant, dated August 17, 2000, filed via EDGAR with Post Effective Amendment No. 14 (File No. 33-80057) on October 30, 2000 and incorporated herein by reference.

       b. Bylaws of the Registrant filed via EDGAR with Post Effective Amendment No. 14 (File No. 33-80057) on October 30, 2000 and incorporated herein by reference.

       c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.


       d.1. Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. ("PIC"), dated November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 18 (File No. 33-80057) on April 25, 2003 and incorporated herein by reference.

       d.2.* First Amendment to Amended and Restated Investment Advisory Agreement between Registrant and PIC on behalf of the Phoenix Low-Duration Core Plus Bond Fund, dated March 3, 2005, filed via EDGAR herewith.

       d.3. Second Amendment to Amended and Restated Investment Advisory Agreement between Registrant and PIC on behalf of Phoenix Institutional Emerging Markets Equity Fund and Phoenix Institutional international Equity Fund to be filed by amendment.

       d.4. Subadvisory Agreement between PIC and Vontobel Asset Management, Inc. ("Vontobel") on behalf of the Phoenix Institutional Emerging Markets Equity Fund and Institutional International Equity Fund, to be filed by amendment.


       e.1. Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("PEPCO"), filed via EDGAR as Exhibit
                 (6)(a) with Post-Effective Amendment No. 9 (File No. 33-80057) on April 28, 1998 and incorporated herein by reference.


       e.2.* Form of Sales Agreement between PEPCO and dealers, effective July 1, 2005, filed via EDGAR herewith.

       f.* Form of Deferred Compensation Plan applicable to the Board of Trustees, filed via EDGAR herewith.

       g.1.* Master Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR herewith.

       g.2.* Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR herewith.

       g.3.* Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR herewith.

       g.4.* Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street Bank and Trust Company, filed via EDGAR herewith.


       h.1. Financial Agent Agreement between Registrant and PEPCO dated December 11, 1996, filed via EDGAR as Exhibit (9)(a) with Post-Effective Amendment No. 5 (File No. 33-80057) on April 28, 1997 and incorporated herein by reference.

       h.2. Transfer Agent Agreement between Registrant and PEPCO, filed via EDGAR as Exhibit (9)(b) with Pre-Effective Amendment No. 2 (File No. 33-80057) on February 28, 1996 and incorporated herein by reference.


       h.3.* Sub-transfer Agency and Service Agreement between PEPCO and Boston Financial Data Services, Inc., dated as of January 1, 2005, filed via EDGAR herewith.

       h.4. First Amendment to Financial Agent Agreement between Registrant and PEPCO effective February 27, 1998, filed via EDGAR as Exhibit (9)(d) with Post-Effective Amendment No. 9 (File No. 33-80057) on April 28, 1998 and incorporated herein by reference.

       h.5. Second Amendment to Financial Agent Agreement between Registrant and PEPCO effective June 1, 1998, filed via EDGAR with Post-Effective Amendment No. 18 (File No. 33-80057) on April 25, 2003 and incorporated herein by reference.

       h.6. Form of Third Amendment to Financial Agent Agreement between Registrant and PEPCO effective January 1, 2003, filed via EDGAR with Post-Effective Amendment No. 18 (File No. 33-80057) on April 25, 2003 and incorporated herein by reference.


       i. Opinion of Counsel, filed via EDGAR with Post Effective Amendment No. 14 (File No. 33-80057) on October 30, 2000 and incorporated herein by reference.


       j. Consent of Independent Registered Public Accounting Firm to be filed by amendment.


       k.        None

       l.        Initial Capitalization Agreement, filed via EDGAR as Exhibit
                 (13) with Pre-Effective Amendment No. 1 (File No. 33-80057) on February 2, 1996 and incorporated herein by reference.

       m.1. Amended and Restated Rule 12b-1 Distribution Plan for Class Y Shares, filed via EDGAR as Exhibit (15) with Post-Effective Amendment No. 6 (File No. 33-80057) on September 30, 1997 and incorporated herein by reference.

       m.2. First Amendment to Amended and Restated Distribution Plan for Class Y Shares filed via EDGAR with Post-Effective Amendment No. 19 (File No. 33-80057) filed on April 30, 2004 and incorporated herein by reference.


       n.1.* 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR herewith.

       n.2.* First Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 17, 2004, filed via EDGAR herewith.

       n.3.* Second Amendment to 2004 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective September 20, 2004, filed via EDGAR herewith.


       o.        Reserved.


       p.1.* Amended and Restated Codes of Ethics of the Phoenix Funds and the Distributor (PEPCO), dated February 2005, filed via EDGAR herewith.

       p.2.* Amended and Restated Codes of Ethics of the Adviser (PIC) dated February 2005, filed via EDGAR herewith.

       p.3.* Vontobel Asset Management, Inc. Code of Ethics filed via EDGAR herewith.

       q.1.* Power of Attorney for all Trustees, except Lowell P. Weicker, Jr., dated November 16, 2005, filed via EDGAR herewith.

       q.2.* Power of Attorney for Lowell P. Weicker, Jr., dated November 16, 2005, filed via EDGAR herewith.

--------
* Filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE TRUST.

     As of the date hereof, to the best knowledge of the Registrant, no person is directly or indirectly controlled by or under common control with the Trust.


ITEM 25. INDEMNIFICATION.


     The Agreement and Declaration of Trust dated August 17, 2000 and the Bylaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Amended and Restated Investment Advisory Agreement, Subadvisory Agreement, Underwriting Agreement, Custodian Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.


     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission ("SEC") such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.


     See "Management of the Fund" in the Prospectus and "Services of the Adviser and Subadviser" in the Statement of Additional Information which is included in this Post-Effective Amendment, for information regarding the business of the Adviser and Subadviser.

     For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadviser, reference is made to the Adviser's and Subadviser's current Form ADV (SEC File Nos. 801-5995 for PIC and SEC File No. 801-21953 for Vontobel) filed under the 1940 Act and incorporated herein by reference.



ITEM 27. PRINCIPAL UNDERWRITER.

(a)  PEPCO serves as the principal underwriter for the following registrants:


     Phoenix Adviser Trust, Phoenix-CA Tax-Exempt Bond Fund, The Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix PHOLIOs(SM), Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.


(b)  Directors and Executive Officers of PEPCO are as follows:

     NAME AND                          POSITIONS AND OFFICES                                           POSITIONS AND OFFICES
     PRINCIPAL ADDRESS                 WITH DISTRIBUTOR                                                WITH REGISTRANT
     -----------------                 ----------------                                                ---------------


     George R. Aylward                 Director and Executive Vice President                           Executive Vice
     56 Prospect Street                                                                                President
     P.O. Box 5056
     Hartford, CT 06115-0480

     John H. Beers                     Vice President and Secretary                                    Assistant Secretary
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056

     Kevin J. Carr                     Vice President and Assistant Secretary                          Vice President,
     One American Row                                                                                  Counsel, Chief Legal
     P.O. Box 5056                                                                                     Officer and Secretary
     Hartford, CT 06115-0480

     John R. Flores                    Vice President and Anti-Money Laundering Officer                Anti-Money Laundering
     One American Row                                                                                  Officer and
     P.O. Box 5056                                                                                     Assistant Secretary
     Hartford, CT 06102-5056

     Daniel T. Geraci                  Director, Chairman of the Board and President                   President
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480


     Michael E. Haylon                 Director                                                        None
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056

     NAME AND                          POSITIONS AND OFFICES                                           POSITIONS AND OFFICES
     PRINCIPAL ADDRESS                 WITH DISTRIBUTOR                                                WITH REGISTRANT
     -----------------                 ----------------                                                ---------------


     David C. Martin                   Vice President and Chief Compliance Officer                     None
     One American Row
     P.O. Box 5056
     Hartford, CT 06102-5056

     Glenn H. Pease                    Vice President, Finance and Treasurer                           None
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480


     Jacqueline M. Porter              Assistant Vice President                                        Vice President and
     56 Prospect Street                                                                                Assistant Treasurer
     P.O. Box 150480
     Hartford, CT 06115-0480


     Francis G. Waltman                Senior Vice President and Chief Administrative Officer          Senior Vice President
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480

     James D. Wehr                     Director                                                        None
     56 Prospect Street
     P.O. Box 150480
     Hartford, CT 06115-0480

(c) To the best of the Registrant's knowledge, no commissions or other compensation were received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:


Secretary of the Fund:                                             Principal Underwriter, Financial Agent and
    Kevin J. Carr, Esq.                                            Transfer Agent:
    One American Row                                                    Phoenix Equity Planning Corporation
    P.O. Box 5056                                                       One American Row
    Hartford, CT 06102-5056                                             P.O. Box 5056
                                                                        Hartford, CT 06102-5056


Investment Adviser:                                                Custodians and Dividend Dispersing Agents:
    Phoenix Investment Counsel, Inc.                                    State Street Bank and Trust Company
    56 Prospect Street                                                  225 Franklin Street
    P.O. Box 150480                                                     Boston, MA 02110
    Hartford, CT 06115-0480


Subadvisor to Institutional Emerging Markets Equity and
Institutional International Equity Funds:
    Vontobel Assets Management, Inc.
    450 Park Avenue
    New York, NY 10022



ITEM 29. MANAGEMENT SERVICES.

     None.


ITEM 30. UNDERTAKINGS.

     None.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut on the 16th day of December, 2005.


                                              PHOENIX INSTITUTIONAL MUTUAL FUNDS


ATTEST:    /s/ KEVIN J. CARR                 BY:   /s/ DANIEL T. GERACI
               -------------                           ----------------
               KEVIN J. CARR                           DANIEL T. GERACI,
               SECRETARY                               PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 16th day of December, 2005.


                  SIGNATURE                                         TITLE
                  ---------                                         -----

                                                                  Trustee
----------------------------------------------------
E. Virgil Conway*


/s/ Nancy G. Curtiss                                              Chief Financial Officer and Treasurer
----------------------------------------------------              (principal financial and accounting
Nancy G. Curtiss                                                  officer)


                                                                  Trustee
----------------------------------------------------
Harry Dalzell-Payne*

                                                                  Trustee
----------------------------------------------------
S. Leland Dill*

/s/ Daniel T. Geraci                                              President (principal executive officer)
----------------------------------------------------
Daniel T. Geraci

                                                                  Trustee
----------------------------------------------------
Francis E. Jeffries*

                                                                  Trustee
----------------------------------------------------
Leroy Keith, Jr.*

                                                                  Trustee
----------------------------------------------------
Marilyn E. LaMarche*


                                                                  Trustee and Chairman
----------------------------------------------------
Philip R. McLoughlin*


                                                                  Trustee
----------------------------------------------------
Geraldine M. McNamara*

                                                                  Trustee
----------------------------------------------------
Everett L. Morris*

                                                                  Trustee
----------------------------------------------------
James M. Oates*

                                                                  Trustee
----------------------------------------------------
Donald B. Romans*

                                                                  Trustee
----------------------------------------------------
Richard E. Segerson*

                                                                  Trustee
----------------------------------------------------
Ferdinand L.J. Verdonck*

                                                                  Trustee
----------------------------------------------------
Lowell P. Weicker, Jr.*

*By    /s/ Daniel T. Geraci
       ---------------------------------------------
       *Daniel T. Geraci, Attorney-in-fact pursuant to powers of attorney.


                                      S-1